UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22393

Blackstone / GSO Senior Floating Rate Term Fund

(exact name of Registrant as specified in charter)

345 Park Avenue, 31st Floor

New York, New York 10154

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

Marisa Beeney

345 Park Avenue, 31st Floor

New York, New York 10154

Registrant’s telephone number, including area code: (800) 831-5776

Date of fiscal year end:        December 31

Date of reporting period:     January 1, 2014 – June 30, 2014

Item 1.	Report to Stockholders.

Blackstone / GSO
Senior Floating Rate Term Fund (NYSE: BSL)

Long-Short Credit Income Fund (NYSE: BGX)

Strategic Credit Fund (NYSE: BGB)

1.877.876.1121 | WWW.BLACKSTONE–GSO.COM

Blackstone / GSO Funds	Manager Commentary
June 30, 2014 (Unaudited)

To Our Shareholders:

Most market participants went to bed on New Year’s Eve, 2013, expecting the coming year to be one of rising interest rates and the beginning of the end of the massive Federal Reserve intervention that began in 2008. Supporting that view was a benchmark 10-year U.S. Treasury bond yielding within a breath of 3.0% with estimates that it would end 2014 between 3.50% and 3.75%. Early January trading sessions brought unanticipated volatility, driven by stress in emerging markets, a disappointing Christmas in retail and other mixed economic data on the home front as “General Winter” extended an icy grip over most of the lower 48 states. A further rise in interest rates, however, did not come to pass, as the benchmark 10-year U.S. Treasury yield tightened nearly 30 basis points (“bps”) by the end of March, closing out at 2.72%, just off early February lows. Fixed income bottomed out in late May (2.45% on the 10-year) and ended the first half at just over 2.53%.1

The resilient bid for treasuries as well as for long duration investment grade corporates during much of the second quarter became a significant headwind for bank loan mutual funds as individual investors lost interest in loans, ending the record 95 consecutive weeks of inflows to loan-purposed funds. Lack of concern for rising rates, as new Federal Reserve Chair Yellen spoke of considerable slack in employment markets during the second quarter of 2014, spurred net outflows of $5.8 billion from loan funds (as of June 30th, year-to-date bank loans experienced a total net inflow of $1.8 billion). High yield mutual funds, however, benefited from the strong treasury bid as yields pressed lower and investors flocked to the high yield market. Through June 30th, high yield funds took in net inflows of $7.2 billion compared to their net outflow of $14.2 billion over the same period in 2013.

While the bank loan market experienced a waning interest from individual investors, that demand has been largely offset by near record issuance of CLOs. The U.S. CLO market hit record levels of issuance by the end of June with $14.2 billion of demand for the month, topping the previous record high of $14.1 billion in November 2006, and total second quarter issuance of $39.3 billion, which far exceeded the previous record high 2Q 2006 volume of $31.8 billion. According to JPMorgan’s CLO strategists, total gross CLO issuance is expected to reach $95 billion in 2014, surpassing 2013’s total issuance of $87.1 billion. This forecast would be the fifth consecutive year-over-year increase in CLO issuance and the second highest annual volume on record.

Bank loan supply, or issuance, remained strong throughout the first half of 2014, with gross new issuance totaling $304.0 billion. Much of 2013 new issue volume was dominated by repricings, and while that was also true for the first few months of 2014, tightening spreads began to slow by April, with loan repricing accounting for just 26% of total issuance in the first half of 2014 versus 42% for the same period in 2013. M&A activity also increased versus last year, as the low yield environment continued to attract leveraged credit issuers to fund new leverage buyouts. Repricing activity is expected to remain low and full year bank loan issuance is forecasted at $500 billion, according to JPMorgan.

Total YTD Returns as of June 30, 2014

US Senior Loans (S&P/LSTA Leveraged Loan Index)	2.60%
US High Yield Bonds (Barclays High Yield Index)	5.46%
3-month Treasury Bills (BofA Merrill Lynch US 3-Month Treasury Bill Index)	0.02%
10-Year Treasuries (BofA Merrill Lynch 10-Year US Treasury Index)	6.13%
US Aggregate Bonds (Barclays US Aggregate Bond Index)	3.93%
US Investment Grade Bonds (Barclays US Corporate Investment Grade Index)	5.68%
Emerging Markets (Barclays EM USD Aggregate Index)	7.44%
US Large Cap Equities (S&P 500® Index)	7.13%

Sources: Barclays, Bloomberg, S&P/LCD

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

Strong bank loan demand has been met with strong supply, resulting in continued tightening of bank loan spreads over the past six months as the default rate remains very low. Bank loans within the S&P/LSTA Leveraged Loan Index (“S&P LLI”) saw their average spread decline 62 bps from December of last year.2 The continued benign credit environment, while giving rise to the persistent contraction in credit spreads, also supports the contention that bank loans continue to represent good value. High yield bonds, as seen through the Barclays US High Yield Index (“Barclays HYI”), have also experienced compression as the average yield to maturity declined 73 bps year to date.3 Average prices of both asset classes increased, though the price change in high yield bonds was much more significant (+2.26%)3 than the price change in bank loans (+0.73%).1 We believe that bank loans will continue to provide good risk-adjusted returns and remain compelling when compared to high yield bonds.

At GSO / Blackstone, we value your continued investment and confidence in us and in our family of funds. Additional information about our funds is available on our website at www.blackstone-gso.com.

Sincerely,

GSO / Blackstone Debt Funds Management LLC

[1]	Bloomberg
[2]	S&P/LSTA Leveraged Loan Index 3 Year Spread and Average Price
[3]	Barclays US High Yield Index Yield to Maturity and Average Price

Semi-Annual Report | June 30, 2014	1

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
June 30, 2014 (Unaudited)

Fund Overview

Blackstone / GSO Senior Floating Rate Term Fund (“BSL” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BSL”. BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, the fund invests at least 80% of its total assets in senior, secured floating rate loans (“Senior Loans”). BSL may also invest in second-lien loans and high yield bonds and employs financial leverage, which may increase risk to the fund.

Portfolio Management Commentary

Fund Performance

BSL outperformed its key benchmark, the S&P LLI, on a Net Asset Value (“NAV”) per share basis for the periods of one full year, three years, and the life of the Fund since inception, though it underperformed for the periods of three and six months. The share price of BSL also underperformed its benchmark over all of those periods due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -3.30% for the six months ending June 30.

NAV Performance Factors1

The Fund benefitted from maintaining a low average cash balance over the past six months. In addition, the allocation to and performance of the Fund’s investments in Business Equipment & Services, Oil & Gas and Retailers (except food and drug) were the top industry contributors. Conversely, the Fund’s allocation to Utilities, Financial Intermediaries and Radio & Television weakened its year to date performance. The broader Utilities sector outperformed partially due to Texas Competitive Electric (“TXU”), which defaulted in April 2014 and has traded up considerably since then. However, as BSL has had no exposure to TXU, the Fund was unable to capture these gains, resulting in relative weakness in its allocation to this sector.

Portfolio Activity and Positioning

Over the past six months, BSL reduced its exposure to Telecommunications and increased its exposure to Retail and Energy, Oil and Gas companies. The Fund maintained a lower cash balance compared to December 31, 2013, and increased both its first- and second-lien loan allocations. BSL shifted its portfolio to higher rated assets, adding more B1-rated credits and reducing its B3-rated assets. The portfolio, along with the rest of the Senior Loan market, continued to experience spread compression, with its average loan spread declining 31 bps from the end of 2013.

As of June 30, 2014, the Fund held just over 93% of its Managed Assets in first- and second-lien secured bank loans and around 4% in high yield bonds, with the remainder held in cash. BSL’s investments represented the obligations of 186 companies diversified across 28 distinct industries, with an average position size representing 0.48% of Managed Assets and the top five industry groups representing 44% of total holdings of the Fund. High Tech Industries and Healthcare and Pharmaceuticals continue to represent the Fund’s top industry weightings.

[1]	Industries per S&P/LSTA Leveraged Loan Index

2	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Fund Summary
June 30, 2014 (Unaudited)

BSL’s Portfolio Composition

BSL’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics

Weighted Average Loan Spread^	4.90%
Weighted Average Bond Coupon	7.68%
Current Dividend Yield†	6.70%
Weighted Average Days to Reset	66
Average Position*	0.48%
Leverage*	33.21%

^	Spread over LIBOR inclusive of LIBOR floors.

†	Using current dividend rate of $0.100/share and market price/share as of June 30, 2014.

*	As a percentage of Managed Assets.

Top 10 Holdings*

U.S. Foods, Inc., Senior Secured First Lien Term Loan	1.43%
Capital Safety North America Holdings, Inc., Senior Secured First Lien Initial Term Loan	1.24%
Avaya, Inc., Senior Secured Extended First Lien Term B-3 Loan	1.21%
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan	1.19%
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan	1.09%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan	1.09%
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan	1.06%
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan	1.06%
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan	1.02%
Inmar, Inc., Senior Secured First Lien Initial Term Loan	1.02%
Top 10 Holdings	11.41%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*
High Tech Industries	11.85%
Healthcare and Pharmaceuticals	8.96%
Services - Business	8.57%
Retail	8.12%
Energy, Oil and Gas	6.64%

BSL Total Return

	3 Month	6 Month	1 Year	3 Year†	Since Inception†
NAV	1.24%	2.39%	6.30%	6.30%	6.97%
Market Price	-2.99%	-1.75%	-4.21%	2.57%	4.16%
S&P/LSTA Leveraged Loan Index	1.38%	2.59%	5.58%	5.43%	6.17%

* As a percentage of Managed Assets.

† Annualized.

Semi-Annual Report | June 30, 2014	3

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
June 30, 2014 (Unaudited)

Fund Overview

Blackstone / GSO Long Short Credit Income Fund (“BGX” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGX”. BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX will take long positions in investments which we believe offer the potential for attractive returns under various economic and interest rate environments. BGX may also take short positions in investments which we believe will under-perform due to a greater sensitivity to earnings growth of the issuer, default risk or the general level and direction of interest rates. BGX must hold no less than 70% of its Managed Assets in secured floating rate loans (“Secured Loans”), but may also invest in unsecured loans and high yield bonds. BGX may use financial leverage and derivatives in employing its long strategy for up to a total of 130% of net assets.

Portfolio Management Commentary

Fund Performance

BGX outperformed a composite weighting of the S&P LLI and the Barclays HYI (70% loans, 30% high yield bonds) on a NAV per share basis for the periods of one full year, three years, and the life of the Fund since inception, though it underperformed for the periods of three and six months. The share price of BGX outperformed its benchmark over the past three month period, though it underperformed its benchmark for the periods of six months, one year, three years, and the life of the Fund due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -6.55% for the six months ending June 30.

NAV Performance Factors

BGX’s allocations to Oil & Gas and Electronics, which is synonymous with High Tech Industries, provided the highest returns when compared to the other sectors held in the portfolio. The Fund’s allocation to Publishing, which accounted for approximately 3.4% of investments over the first half of 2014, was one of the top contributors to BGX’s performance during the period. Financial Intermediaries, approximately 3.1% of the Fund’s investments, contributed the lowest return to BGX’s performance versus other portfolio sectors. Cable & Satellite companies, comprising a small allocation in the portfolio, also had a negative contribution to performance.

Similar to BSL, the Fund had no exposure to the loans or bonds issued by TXU over the past six months.

Portfolio Activity and Positioning

Over the past six months, BGX increased its exposure to Energy, Oil and Gas and Retail companies, and decreased its exposure to Business Services and Healthcare and Pharmaceutical companies. The Fund maintained a lower cash balance compared to December 31, 2013, and selectively allocated more of its portfolio to Secured Loans through a reduction of its holdings of high yield bonds. BGX shifted its portfolio to higher rated assets, adding more B1-rated credits and reducing its B2 and below rated assets. The portfolio also experienced additional spread compression, with its average loan spread declining 22 bps from the end of 2013. In preparation for refinancing the Fund’s leverage structure, leverage declined from 18.7% of net assets as of December 31, 2013 to 12.2% of net assets as of June 30, 2014. A new credit facility, which replaced the Fund’s previous total return swap and securities lending program, closed on July 29th.

As of June 30, 2014, over 81% of BGX’s assets were invested in Secured Loans and 18% were invested in high yield bonds. The Fund also held a small position of 0.40% in the Ba3 rated tranche of a collateralized loan obligation. There were no short positions in the Fund as of June 30. In the aggregate, BGX’s long positions represent the direct obligations of 166 companies diversified across 30 distinct industries, with an average position representing 0.54% of Managed Assets. The top five industry groups represented 45% of total holdings of the Fund.

4	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Fund Summary
June 30, 2014 (Unaudited)

BGX’s Portfolio Composition

BGX’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	4.91%
Weighted Average Bond Coupon	8.17%
Current Dividend Yield†	6.63%
Weighted Average Days to Reset	66
Average Position*	0.54%
Long Postions**	100%
Short Positions **	0%
Net Positions**	100%
Leverage**††	12.19%

^	Spread over LIBOR inclusive of LIBOR floors
†	Using current dividend rate of $0.098/share and market price/share as of June 30, 2014.
*	As a percentage of Managed Assets.
**	As a percentage of Net Assets.
††	Consists of swaps, securities lending and shorts, if any. See Note 10 “Leverage” in the Notes to Financial Statements included in this report.

Top 10 Holdings*
Resolute Energy Corp., Senior Unsecured Bond	1.81%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan	1.71%
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan	1.69%
U.S. Foods, Inc., Senior Secured First Lien Term Loan	1.61%
Capital Safety North America Holdings, Inc., Senior Secured First Lien Initial Term Loan	1.61%
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan	1.51%
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan	1.36%
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan	1.25%
PDC Energy, Inc., Senior Unsecured Bond	1.22%
J. Crew Group, Inc., Senior Secured First Lien Initial Term Loan	1.22%
Top 10 Holdings	14.99%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*
Energy, Oil and Gas	10.77%
High Tech Industries	10.55%
Retail	8.27%
Telecommunications	7.96%
Healthcare and Pharmaceuticals	7.38%

BGX Total Return
	3 Month	6 Month	1 Year	3 Years	Since Inception†
NAV	1.50%	3.07%	8.18%	7.63%	7.05%
Market Price	2.35%	2.64%	-3.01%	3.65%	3.44%
70% S&P/LSTA Leveraged Loan Index & 30% Barclays US High Yield Index	1.69%	3.45%	7.40%	6.65%	6.21%

*	As a percentage of Managed Assets.
†	Annualized.

Semi-Annual Report | June 30, 2014	5

Blackstone / GSO Strategic Credit Fund	Fund Summary
June 30, 2014 (Unaudited)

Fund Overview

Blackstone / GSO Strategic Credit Fund (“BGB” or herein, the “Fund”) is a closed-end fund that trades on the New York Stock Exchange under the symbol “BGB”. BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. BGB invests primarily in a diversified portfolio of loans and other fixed income instruments of predominantly US Corporate issuers, including first- and second-lien loans (“Senior Secured Loans”) and high yield corporate bonds of varying maturities. BGB must hold no less than 80% of its Managed Assets in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

Portfolio Management Commentary

Fund Performance

BGB outperformed a composite weighting of the S&P LLI and the Barclays HYI (75% loans, 25% high yield bonds) on a NAV per share basis for the periods of three months, six months, full year, and the life of the Fund since inception. On a share price basis, the Fund also outperformed its benchmark over the past three and six months, though it underperformed over the periods of one year and the life of the fund since inception due to market value fluctuations. The shares of the Fund traded at an average discount to NAV of -6.89% for the six months ending June 30.

NAV Performance Factors

BGB’s allocations to Telecommunications, Oil & Gas, and Electronics and Business Equipment & Services companies, which are synonymous with High Tech Industries and Services - Business, provided the highest returns when compared to the other sectors held in the portfolio. Nonferrous Metals/Minerals and Home Furnishings contributed some of the lowest returns to BGB’s performance versus other portfolio sectors.

Similar to BSL and BGX, the Fund had no exposure to the loans or bonds issued by TXU.

Portfolio Activity and Positioning

Over the past six months, BGB continued to decrease its exposure to Healthcare and Pharmaceuticals and increased its exposure to Retail companies. The Fund increased leverage slightly and maintained a lower cash balance compared to December 31, 2013. BGB shifted its portfolio to higher rated assets, adding more B1-rated credits and reducing its B2/B3-rated assets. The portfolio also experienced additional spread compression, with its average loan spread declining 12 bps from the end of 2013.

As of June 30, 2014, approximately 75% of BGB’s assets were invested in Senior Secured Loans, 23% were invested in high yield bonds, and the remainder was held in cash. In the aggregate, BGB’s investments represent the direct obligations of 310 companies diversified across 31 distinct industries, with an average position representing 0.28% of Managed Assets. The top five industry groups represented 43% of total holdings of the Fund.

6	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Fund Summary
June 30, 2014 (Unaudited)

BGB’s Portfolio Composition

BGB’s Moody’s Rating Distribution**

**	For more information on Moody’s ratings and descriptions refer to www.moodys.com.

Portfolio Characteristics
Weighted Average Loan Spread^	5.12%
Weighted Average Bond Coupon	7.44%
Current Dividend Yield†	7.09%
Weighted Average Days to Reset on Loans	60
Average Position*	0.28%
Leverage*	32.24%

^	Spread over LIBOR inclusive of LIBOR floors.

†	Using current dividend rate of $0.105/share and market price/share as of June 30, 2014.

*	As a percentage of Managed Assets.

Top 10 Holdings*
Smart & Final Stores LLC, Senior Secured First Lien Term Loan	1.21%
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan	1.01%
Bway Corp. (aka ICL Industrial Containers), Senior Secured First Lien Term B Loan	0.95%
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan	0.88%
Viasystems, Inc., Senior Unsecured Bond	0.84%
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan	0.84%
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan	0.83%
U.S. Foods, Inc., Senior Secured First Lien Term Loan	0.82%
Multi Packaging Solutions, Inc., Senior Secured First Lien Initial Tranche B Term Loan	0.81%
PQ Corp., Senior Secured First Lien Term Loan	0.78%
Top 10 Holdings	8.97%

Portfolio holdings and distributions are subject to change and are not recommendations to buy or sell any security.

Top 5 Industries*
High Tech Industries	13.53%
Energy, Oil and Gas	9.03%
Services - Business	7.26%
Retail	7.10%
Telecommunications	6.50%

BGB Total Return
	3 Month	6 Month	1 Year	Since Inception†
NAV	1.84%	4.09%	8.67%	7.62%
Market Price	2.07%	3.53%	1.59%	0.36%
75% S&P/LSTA Leveraged Loan Index & 25% Barclays US High Yield Index	1.64%	3.31%	7.10%	6.36%

*	As a percentage of Managed Assets.
†	Annualized

Semi-Annual Report | June 30, 2014	7

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 139.21%
Aerospace and Defense - 3.71%
Cadence Aerospace LLC, Senior Secured First Lien Term Loan, 6.500%, 05/09/2018	$444,349	$445,460
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 11/02/2018	1,072,147	1,084,879
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 5.000%, 11/02/2018	486,040	491,812
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	156,026	156,455
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	2,306,896	2,313,240
Landmark Aviation (LM U.S. Member LLC), Senior Secured Second Lien Initial Term Loan, 9.500%, 10/26/2020	1,021,739	1,031,956
Paradigm Precision Group, Senior Secured First Lien Term Loan, 5.500%, 12/02/2020	1,865,625	1,856,297
Sequa Corp., Senior Secured First Lien Initial Term Loan, 5.250%, 06/19/2017	3,411,567	3,386,339

		10,766,438

Automotive - 2.64%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/25/2020	2,097,521	2,121,118
Grede II Holdings LLC, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/02/2021(b)	689,655	693,821
Mitchell International, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	3,980,000	4,003,203
TI Group Automotive Systems LLC, Senior Secured First Lien Additional Term Loan, 5.500%, 03/28/2019	854,567	856,439

		7,674,581

Banking, Finance and Real Estate - 6.38%
Alliant Holdings I, Inc., Senior Secured First Lien Term B Loan, 4.250%, 12/20/2019	2,869,144	2,877,751
AmWins Group LLC, Senior Secured First Lien Term Loan, 5.000%, 09/06/2019	2,680,641	2,690,693
AssuredPartners Capital, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,573,770	1,579,428
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	425,532	442,287
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 5.000%, 05/24/2019	2,182,999	2,199,601
Cunningham Lindsey Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	2,955,000	2,950,065
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	1,401,194	1,405,573
Interactive Data Corp., Senior Secured First Lien Term Loan, 4.750%, 05/02/2021	2,774,645	2,802,406
Opal Acquisition, Inc. (aka One Call Medical, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	1,572,738	1,578,879

		18,526,683

Beverage, Food and Tobacco - 5.41%
Brasa Holdings, Inc., Senior Secured First Lien Term B Loan, 5.000%, 07/19/2019	2,128,750	2,132,294
CEC Entertainment, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/14/2021	2,732,283	2,718,621
Dole Food Co., Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,738,639	1,743,707
Supervalu, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/21/2019	2,918,523	2,919,807
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/29/2019	6,186,444	6,204,106

		15,718,535

Capital Equipment - 3.26%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	2,466,363	2,438,628
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured First Lien Term Loan, 4.750%, 05/09/2017	884,812	890,156
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	4,714,286	4,743,750

8	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Capital Equipment (continued)
SunSource Holdings, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	$1,391,860	$1,400,128

		9,472,662

Chemicals, Plastics and Rubber - 5.19%
Albaugh, Inc., Senior Secured First Lien Initial Term Loan, 6.000%, 05/31/2021	3,000,000	2,943,750
American Pacific Corp., Senior Secured First Lien Initial Term Loan, 7.000%, 02/27/2019	997,500	1,012,463
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	3,225,000	3,233,063
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	3,043,396	3,060,515
PQ Corp., Senior Secured First Lien Term Loan, 4.000%, 08/07/2017	1,471,266	1,477,857
U.S. Coatings Acquisition, Inc., Senior Secured First Lien Term Loan, 4.000%, 02/03/2020	2,492,308	2,496,669
WTG Holdings III Corp., Senior Secured First Lien Term Loan, 4.750%, 01/15/2021	846,809	849,628

		15,073,945

Construction and Building - 3.43%
PlyGem Industries, Inc., Senior Secured First Lien Term Loan, 4.000%, 02/01/2021	804,435	800,614
Quikrete Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 09/28/2020	3,155,084	3,163,713
Rexnord LLC, Senior Secured First Lien Term B Loan, 4.000%, 08/21/2020	2,977,500	2,979,554
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	868,790	869,516
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 08/28/2019	2,136,316	2,142,992

		9,956,389

Consumer Goods Durable - 4.39%
AOT Bedding Super Holdings LLC (aka National Bedding/Serta), Senior Secured First Lien Term Loan, 4.250%, 10/01/2019	2,624,479	2,633,993
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,054,612	1,044,065
Capital Safety North America Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/29/2021	5,422,987	5,397,553
Fender Musical Instruments Corp., Senior Secured First Lien Initial Term Loan, 5.750%, 04/03/2019	423,810	428,048
Hillman Group, Inc., Senior Secured First Lien Term B Loan, L+3.50%, 06/30/2021(b)	575,658	578,896
MModal, Inc., Senior Secured First Lien Term B Loan, 9.000%, 08/17/2019	3,339,879	2,646,854

		12,729,409

Consumer Goods Non Durable - 2.82%
Acosta Sales and Marketing Co., Senior Secured First Lien Term B Loan, 4.250%, 03/02/2018	1,088,171	1,094,564
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global Autocare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	1,667,047	1,676,416
Bauer Performance Sports Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 04/15/2021	991,372	994,163
Inmar, Inc., Senior Secured First Lien Initial Term Loan, 4.250%, 01/27/2021	4,454,545	4,415,568

		8,180,711

Containers, Packaging and Glass - 4.97%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, 4.750%, 04/02/2019	1,756,452	1,771,276
Exopack LLC, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	746,250	759,078
Husky Injection Molding Systems Ltd., Senior Secured First Lien Term Loan, L+3.25%, 06/26/2021(b)	424,528	425,961
Multi Packaging Solutions, Inc., Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 09/30/2020	3,082,875	3,092,509
Pelican Products, Inc., Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	451,023	455,533
Polarpak, Inc., Senior Secured First Lien Canadian Borrower Term Loan, 4.500%, 06/07/2020	2,378,933	2,386,368
Ranpak Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2019	465,133	468,040
Ranpak Corp., Senior Secured Second Lien Term Loan, 8.500%, 04/23/2020	2,000,000	2,042,500

Semi-Annual Report | June 30, 2014	9

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Containers, Packaging and Glass (continued)
Reynolds Group Holdings, Inc., Senior Secured First Lien Term Loan, 4.000%, 12/01/2018	$1,507,600	$1,511,769
WNA Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 06/07/2020	1,516,052	1,520,789

		14,433,823

Energy Electricity - 1.75%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	3,072,125	3,087,102
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,984,118	1,991,568

		5,078,670

Energy, Oil and Gas - 8.84%
BBTS Borrower LP, Senior Secured First Lien Term Loan, 7.750%, 06/04/2019	3,751,760	3,792,560
CITGO Petroleum Corp., Senior Secured First Lien Term B Loan, 8.000%, 06/24/2015	339,927	343,185
CITGO Petroleum Corp., Senior Secured First Lien Term C Loan, 9.000%, 06/26/2017	1,255,750	1,276,677
Crestwood Holdings LLC, Senior Secured Tranche B-1 First Lien Term Loan, 7.000%, 06/19/2019	2,609,887	2,656,382
Jonah Energy, Inc., Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	2,000,000	2,020,840
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan:
4.250%, 10/01/2019	415,801	417,535
4.250%, 10/01/2019	680,741	683,580
4.250%, 10/01/2019	5,137,353	5,158,776
Teine Energy Ltd., Senior Secured First Lien Term Loan, 7.500%, 05/17/2019	2,715,625	2,752,965
Templar Energy LLC, Senior Secured Second Lien Term Loan, L+7.00%, 11/25/2020(b)	3,000,000	2,985,000
Utex Industries, Inc., Senior Secured First Lien Initial Term Loan, 5.000%, 05/24/2021	1,923,077	1,949,519
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,649,922	1,627,236

		25,664,255

Environmental Industries - 1.63%
ADS Waste Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 3.750%, 10/09/2019	2,523,153	2,514,990
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, L+5.75%, 05/29/2020(b)	2,181,818	2,209,997

		4,724,987

Forest Products and Paper - 0.28%
WS Packaging Group, Inc., Senior Secured First Lien Term Loan, 5.004%, 08/09/2019	819,433	817,896

Healthcare and Pharmaceuticals - 13.27%
Accellent, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	2,432,927	2,428,377
Alvogen Pharmaceuticals U.S., Inc., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	2,761,969	2,820,661
BSN Medical, Inc., Senior Secured First Lien Term B1 Loan, 4.000%, 08/28/2019	2,645,520	2,652,147
CHG Buyer Corp., Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	738,036	742,339
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 4.000%, 12/22/2016	1,588,110	1,592,080
Ikaria Acquisition, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	2,130,435	2,147,478
Medpace, Inc., Senior Secured First Lien Initial Term Loan, 5.000%, 04/01/2021	1,175,676	1,181,066
National Mentor Holdings, Inc., Senior Secured First Lien Initial Tranche B Term Loan, 4.750%, 01/29/2021	1,085,363	1,093,167
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	4,063,524	4,076,223
Par Pharmaceutical Companies, Inc., Senior Secured First Lien Term B-2 Loan, 4.000%, 09/30/2019	1,402,326	1,402,326
Pharmaceutical Product Development, Inc. (Jaguar AKA PPDI), Senior Secured First Lien Term Loan, 4.000%, 12/05/2018	2,165,412	2,174,041
Phillips-Medisize Corp., Senior Secured First Lien Initial Term Loan, L+3.75%, 06/16/2021(b)	344,828	345,690
PRA Holdings, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	3,748,304	3,736,591

10	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Healthcare and Pharmaceuticals (continued)
Prescrix, Inc. (Devix/Rexam Health), Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	$266,667	$267,668
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, L+4.50%, 10/22/2020(b)	1,744,898	1,752,532
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	2,301,868	2,305,321
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,025,911	3,925,263
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 04/11/2019	1,892,647	1,892,647
Surgical Care Affiliates LLC, Senior Secured First Lien Class C Incremental Term Loan, 4.000%, 06/29/2018	1,980,000	1,980,000

		38,515,617

High Tech Industries - 16.97%
Applied Systems, Inc., Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	1,243,750	1,249,676
Ascend Learning LLC, Senior Secured First Lien Term Loan, L+5.00%, 07/31/2019(b)	393,323	398,733
Aspect Software, Inc., Senior Secured Tranche B First Lien Term Loan, 7.250%, 05/07/2016	2,540,598	2,569,193
Avago Technologies Ltd., Senior Secured First Lien Term Loan, 3.750%, 05/06/2021	2,578,125	2,589,108
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,955,206	2,979,217
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	2,462,587	2,468,227
Dell International LLC, Senior Secured First Lien Term B Loan, 4.500%, 04/29/2020	2,487,500	2,503,756
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	2,000,000	2,003,330
Freescale Semiconductor, Inc., Senior Secured First Lien Term Loan, 4.250%, 02/28/2020	990,012	991,457
Go Daddy Operating Company, LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 05/13/2021	1,933,333	1,927,292
Hyland Software, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	1,942,672	1,957,261
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,401,851	4,443,119
M/A-Com Technology Solutions Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 05/07/2021	2,307,692	2,327,885
Peak 10, Inc., Senior Secured First Lien Term Loan, 5.000%, 06/17/2021	2,727,273	2,740,909
Ship Luxco 3 S.A.R.L. (aka RBS WorldPay), Senior Secured Facility B2A First Lien Term Loan, 5.250%, 11/29/2019	1,522,144	1,537,366
Sophia, L.P., Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	1,957,954	1,961,801
Technicolor S.A., Senior Secured First Lien Term Loan, 5.500%, 07/11/2020	3,321,569	3,367,257
Telx Group, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,500,000	1,503,562
The Petroleum Place, Inc., Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	2,842,857	2,860,625
Vertafore, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/03/2019	3,800,711	3,814,489
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	3,000,000	3,067,500

		49,261,763

Hotels, Gaming and Leisure - 5.29%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	3,809,163	3,822,914
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	4,118,837	4,151,026
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First
Lien Term B-5 Loan, L+4.25%, 01/28/2018(b)	2,771,155	2,564,482
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First
Lien Term B-6 Loan, L+5.25%, 01/28/2018(b)	918,033	858,650
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	2,000,000	2,060,000
Stadium Management Corp., Senior Secured First Lien Term Loan, 4.500%, 02/25/2020	1,877,378	1,884,418

		15,341,490

Media Advertising, Printing and Publishing - 1.85%
Penton Media, Inc., Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,382,000	2,406,415

Semi-Annual Report | June 30, 2014	11

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Media Advertising, Printing and Publishing (continued)
Southern Graphics, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	$2,952,292	$2,961,518

		5,367,933

Media Broadcasting and Subscription - 2.45%
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.000%, 11/23/2018	1,249,671	1,258,000
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	2,659,395	2,668,264
RCN Corp., Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	1,806,859	1,819,001
Univision Communications, Inc., Senior Secured First Lien Incremental Loan, 4.000%, 03/01/2020	1,356,199	1,357,806

		7,103,071

Media Diversified and Production - 0.29%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	833,333	847,646

Metals and Mining - 0.80%
McJunkin Red Man Corp., Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	2,306,892	2,324,920

Retail - 12.13%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	2,921,709	2,935,106
Albertson’s LLC, Senior Secured First Lien Term B Loan, L+3.75%, 06/24/2021(b)	2,500,000	2,510,163
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	1,148,084	1,155,736
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-2 Loan, 4.250%, 02/23/2017	2,090,727	2,106,408
Container Store, Inc., Senior Secured First Lien Term B-3 Loan, 4.250%, 04/08/2019	2,775,900	2,775,900
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	1,246,234	1,209,158
Hudson’s Bay Co., Senior Secured First Lien Initial Term Loan, 4.750%, 11/04/2020	2,775,000	2,813,156
J. Crew Group, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	4,185,978	4,136,918
Neiman Marcus Group Ltd. LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/25/2020	1,765,334	1,763,974
Nine West Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	1,200,000	1,207,914
Party City Holdings, Inc., Senior Secured First Lien Term Loan, 4.000%, 07/29/2019	1,050,279	1,045,522
Payless, Inc. (aka Collective Brands Finance, Inc.), Senior Secured First Lien Term Loan, 5.000%, 03/11/2021	2,009,502	2,018,284
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	3,424,461	3,438,159
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	4,611,833	4,624,078
The Men’s Wearhouse, Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 06/18/2021	1,463,415	1,473,629

		35,214,105

Services - Business - 12.72%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 8.250%, 06/18/2018	4,714,286	4,730,998
AlixPartners LLP, Senior Secured First Lien Replacement Term B-2 Loan, 4.000%, 07/10/2020	2,932,949	2,935,149
BarBri, Inc., Senior Secured First Lien Term Loan, 5.250%, 07/19/2017	2,919,777	2,932,551
Checkout Holding Corp., Senior Secured First Lien Term B Loan, 4.500%, 04/09/2021	1,867,621	1,871,898
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	2,254,330	2,254,330
Epicor Software Corp., Senior Secured First Lien Term B-2 Loan, 4.000%, 05/16/2018	1,926,736	1,932,035
Information Resources, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	497,604	501,958
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 4.000%, 03/31/2021	3,291,182	3,286,311
PGA Holdings, Inc. (aka Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	2,713,371	2,721,429
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	584,089	576,788

12	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Services - Business (continued)
Sedgwick Claims Management Services, Inc., Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	$1,818,182	$1,820,454
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/30/2019	702,720	702,429
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	2,377,462	2,399,750
Trans Union LLC, Senior Secured First Lien Replacement Term Loan, 4.000%, 04/09/2021	2,283,434	2,287,921
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,996,226	2,009,950
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	3,571,300	3,546,748
VGroup Ltd., Senior Secured First Lien Term Loan, L+4.00%, 06/18/2021(b)	395,604	399,810

		36,910,509

Services - Consumer - 3.90%
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,222,312	2,127,875
Knowledge Universe Education LLC, Senior Secured First Lien Term Loan, 5.250%, 03/18/2021	885,840	900,234
Learning Care Group No. 2, Inc., Senior Secured First Lien Term Loan, 5.500%, 05/05/2021	1,481,481	1,507,407
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	1,419,096	1,423,970
Renaissance Learning, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	1,400,000	1,401,750
Service Master Co., Senior Secured First Lien Term Loan, L+3.25%, 06/25/2021(b)	1,844,037	1,844,332
Spin Holdco, Inc. (aka Coinmach Corp.), Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,095,839	2,102,200

		11,307,768

Telecommunications - 7.92%
Avaya, Inc., Senior Secured Extended First Lien Term B-3 Loan, 4.734%, 10/26/2017	5,359,682	5,259,188
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	2,962,500	3,074,216
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 4.000%, 12/18/2019	3,047,433	3,060,765
Nextgen Finance, LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	2,000,000	2,001,250
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 4.000%, 04/23/2019	2,879,479	2,881,278
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	3,695,029	3,711,195
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 3.234%, 07/02/2019	2,997,807	3,005,931

		22,993,823

Transportation Consumer - 2.30%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	4,336,452	4,319,280
Sabre, Inc., Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,330,852	1,337,646
Sabre, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/19/2019	1,021,712	1,025,752

		6,682,678

Utilities Electric - 3.53%
Atlantic Power Co., Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	672,213	681,039
Empire Generating Co. LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/15/2021	915,178	925,474
Empire Generating Co. LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/15/2021	64,010	64,730
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	1,470,588	1,514,706
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, 6.750%, 12/18/2020	1,481,481	1,525,926
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	927,273	950,454
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	4,541,283	4,588,263

		10,250,592

Semi-Annual Report | June 30, 2014	13

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Wholesale - 1.09%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	$3,132,709	$3,167,952

TOTAL FLOATING RATE LOAN INTERESTS (Cost $401,421,449)		404,108,851

CORPORATE BONDS - 6.32%
Beverage, Food and Tobacco - 0.49%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	1,352,000	1,410,609

Containers, Packaging and Glass - 0.55%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	500,000	537,500
Reynolds Group Holdings, Inc., Senior Unsecured Bond 5.750%, 10/15/2020	1,000,000	1,060,000

		1,597,500

Energy, Oil and Gas - 1.10%
CrownRock LP /CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(c)	3,000,000	3,180,000

Healthcare and Pharmaceuticals - 0.15%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	422,500

High Tech Industries - 0.73%
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)	2,000,000	2,125,000

Hotels, Gaming and Leisure - 0.81%
Carlson Wagonlit BV, Senior Unsecured Bond, 6.875%, 06/15/2019(c)	1,000,000	1,080,000
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(c)	1,250,000	1,284,375

		2,364,375

Media Broadcasting and Subscription - 0.51%
Entercom Radio LLC, Senior Unsecured Bond, 10.500%, 12/01/2019	1,300,000	1,495,000

Media Diversified and Production - 0.09%
Live Nation Entertainment, Inc., Senior Secured Bond, 7.000%, 09/01/2020(c)	250,000	275,000

Services - Consumer - 0.37%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	1,072,500

Telecommunications - 1.52%
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.375%, 10/15/2020	2,043,000	2,249,854
Intelsat Jackson Holdings SA, Senior Unsecured Bond, 7.250%, 10/15/2020	2,000,000	2,160,000

		4,409,854

TOTAL CORPORATE BONDS (Cost $17,219,531)		18,352,338

14	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

Total Investments - 145.53% (Cost $418,640,980)	$422,461,189

Assets in Excess of Other Liabilities - 4.11%	11,917,507

Term Preferred Shares - (16.57)%*
(plus distributions payable on term preferred shares)	(48,095,791)

Senior Secured Notes - (33.07)%	(96,000,000)

Net Assets - 100.00%	$290,282,905

Amounts above are shown as a percentage of net assets as of June 30, 2014.

*	Series A Floating Rate Cumulative Term Preferred Shares, “Term Preferred Shares”.
(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $8,481,875, which represents approximately 2.92% of net assets as of June 30, 2014.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2014	15

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 88.11%
Aerospace and Defense - 2.97%
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 11/02/2018	$1,072,147	$1,084,879
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 5.000%, 11/02/2018	486,040	491,812
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	103,754	104,039
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	1,537,930	1,542,160
Paradigm Precision Group, Senior Secured First Lien Term Loan, 5.500%, 12/02/2020	1,865,625	1,856,297
Sequa Corp., Senior Secured First Lien Initial Term Loan, 5.250%, 06/19/2017	2,129,328	2,113,581

		7,192,768

Automotive - 0.85%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/25/2020	995,103	1,006,298
Mitchell International, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	1,052,910	1,059,048

		2,065,346

Banking, Finance and Real Estate - 3.49%
AmWins Group LLC, Senior Secured First Lien Term Loan, 5.000%, 09/06/2019	2,010,481	2,018,020
AssuredPartners Capital, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	1,049,180	1,052,952
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	851,064	884,575
Cunningham Lindsey Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	1,846,875	1,843,791
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	700,597	702,786
Interactive Data Corp., Senior Secured First Lien Term Loan, 4.750%, 05/02/2021	1,664,787	1,681,443
Opal Acquisition, Inc. (aka One Call Medical, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	259,093	260,105

		8,443,672

Beverage, Food and Tobacco - 3.70%
CEC Entertainment, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/14/2021	2,049,212	2,038,966
Dole Food Co., Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	1,159,092	1,162,471
Stater Brothers Holdings, Senior Secured First Lien Term B Loan, 4.750%, 05/12/2021	491,803	496,107
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/29/2019	4,418,888	4,431,504
Winebow, Inc., Senior Secured First Lien Term Loan, L+3.75%, 06/25/2021(b)	114,504	114,933
Winebow, Inc., Senior Secured Second Lien Term Loan, L+7.50%, 12/27/2021(b)	693,642	695,376

		8,939,357

Capital Equipment - 1.98%
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	3,714,286	3,737,500
SunSource Holdings, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	1,043,895	1,050,096

		4,787,596

Chemicals, Plastics and Rubber - 2.28%
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Initial Term Loan, 5.000%, 09/08/2017	1,587,692	1,591,662
Nexeo Solutions LLC (aka Ashland Distribution), Senior Secured First Lien Term B-3 Loan, 5.000%, 09/08/2017	927,250	931,886
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	2,541,058	2,555,351
WTG Holdings III Corp., Senior Secured First Lien Term Loan, 4.750%, 01/15/2021	423,404	424,814

		5,503,713

16	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Construction and Building - 0.83%
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	$868,790	$869,516
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 08/28/2019	1,146,316	1,149,898

		2,019,414

Consumer Goods Durable - 3.50%
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,800,297	1,782,294
Capital Safety North America Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/29/2021	4,428,000	4,407,232
Hillman Group, Inc., Senior Secured First Lien Term B Loan, L+3.50%, 06/30/2021(b)	345,395	347,337
MModal, Inc., Senior Secured First Lien Term B Loan, 9.000%, 08/17/2019	2,442,190	1,935,436

		8,472,299

Consumer Goods Non Durable - 1.94%
Armored AutoGroup, Inc. (fka Viking Acquisition, Inc. (aka Global AutoCare)), Senior Secured First Lien Term B Loan, 6.000%, 11/05/2016	4,667,935	4,694,168

Containers, Packaging and Glass - 1.75%
Exopack LLC, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	746,250	759,078
Multi Packaging Solutions, Inc., Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 09/30/2020	1,402,500	1,406,883
Pelican Products, Inc., Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	300,682	303,689
Pelican Products, Inc., Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	562,500	570,937
Signode Industrial Group U.S., Inc., Senior Secured First Lien Term Loan, 4.000%, 05/03/2021	1,194,030	1,192,161

		4,232,748

Energy Electricity - 1.02%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	948,092	952,714
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	1,498,356	1,503,983

		2,456,697

Energy, Oil and Gas - 3.55%
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	771,765
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	2,472,028	2,481,298
Sheridan Production Partners II LP, Senior Secured First Lien Facility A Term Loan, 4.250%, 12/16/2020	116,216	116,434
Sheridan Production Partners II LP, Senior Secured First Lien SIP Facility Term Loan, 4.250%, 12/16/2020	835,442	837,008
Sheridan Production Partners II LP, Senior Secured First Lien Term Loan, 4.250%, 12/16/2020	43,342	43,423
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan:
4.250%, 10/01/2019	129,071	129,610
4.250%, 10/01/2019	211,313	212,194
4.250%, 10/01/2019	1,594,717	1,601,367
Utex Industries, Inc., Senior Secured First Lien Initial Term Loan, 5.000%, 05/24/2021	1,923,077	1,949,519
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	441,615	435,543

		8,578,161

Environmental Industries - 1.94%
ADS Waste Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 3.750%, 10/09/2019	1,261,576	1,257,495
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, L+5.75%, 05/29/2020(b)	2,181,818	2,209,996

Semi-Annual Report | June 30, 2014	17

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Environmental Industries (continued)
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	$1,205,217	$1,214,257

		4,681,748

Forest Products and Paper - 0.31%
WS Packaging Group, Inc., Senior Secured First Lien Term Loan, 5.004%, 08/09/2019	745,671	744,273

Healthcare and Pharmaceuticals - 7.31%
Accellent, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	1,216,463	1,214,189
Alvogen Pharmaceuticals U.S., Inc., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	1,689,793	1,725,701
CHG Buyer Corp., Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	992,108	997,891
CT Technologies Intermediate Holdings, Inc. (aka Smart Document Solutions, Inc.), Senior Secured First Lien Initial Term Loan, 5.250%, 10/04/2019	1,105,556	1,112,123
Ikaria Acquisition, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	782,609	788,870
Immucor, Inc., Senior Secured First Lien Term B-2 Loan, 5.000%, 08/17/2018	186,183	187,376
Medpace, Inc., Senior Secured First Lien Initial Term Loan, 5.000%, 04/01/2021	783,784	787,377
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	3,233,342	3,243,446
Phillips-Medisize Corp., Senior Secured First Lien Initial Term Loan, L+3.75%, 06/16/2021(b)	229,885	230,460
PRA Holdings, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	1,293,484	1,289,442
Prescrix, Inc. (Devix/Rexam Health), Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	177,778	178,445
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	1,671,449	1,673,957
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	2,206,052	2,150,901
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	2,088,959	2,107,237

		17,687,415

High Tech Industries - 11.09%
Applied Systems, Inc., Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	829,167	833,118
Ascend Learning LLC, Senior Secured First Lien Term Loan, L+5.00%, 07/31/2019(b)	393,323	398,733
Ascend Learning LLC, Senior Secured Second Lien Term Loan, L+8.50%, 11/30/2020(b)	1,030,303	1,035,454
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	2,955,206	2,979,217
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	2,047,919	2,052,609
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	2,000,000	2,003,330
Go Daddy Operating Company, LLC, Senior Secured First Lien Initial Term Loan, L+3.75%, 05/13/2021(b)	966,667	963,646
Hyland Software, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	1,457,004	1,467,946
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	4,600,133	4,643,259
MMI International Ltd., Senior Secured First Lien Term Loan, 7.250%, 11/20/2018	958,156	948,574
MSC Software Corp., Senior Secured Second Lien Term Loan, 8.500%, 05/28/2021	1,095,833	1,106,792
Peak 10, Inc., Senior Secured Second Lien Term Loan, L+7.25%, 06/17/2022(b)	1,000,000	1,002,080
Sophia, L.P., Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	2,955,337	2,961,144
Technicolor S.A., Senior Secured First Lien Term Loan, 5.500%, 07/11/2020	2,359,069	2,391,518
Telx Group, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2020	1,000,000	1,002,375
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	1,000,000	1,022,500

		26,812,295

Hotels, Gaming and Leisure - 3.56%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	2,722,886	2,732,716
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	4,118,837	4,151,026

18	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Hotels, Gaming and Leisure (continued)
Mood Media Corp., Senior Secured First Lien Term Loan, 7.000%, 05/01/2019	$1,716,486	$1,721,850

		8,605,592

Media Advertising, Printing and Publishing - 1.16%
Penton Media, Inc., Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	1,588,000	1,604,277
Southern Graphics, Inc., Senior Secured First Lien Term Loan, 4.250%, 10/17/2019	1,196,875	1,200,615

		2,804,892

Media Broadcasting and Subscription - 1.82%
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.000%, 11/23/2018	524,337	527,832
Hubbard Radio LLC, Senior Secured First Lien Tranche 1 Term Loan, 4.500%, 04/29/2019	2,549,742	2,558,245
RCN Corp., Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	1,297,874	1,306,596

		4,392,673

Media Diversified and Production - 0.35%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	833,333	847,646

Metals and Mining - 0.48%
McJunkin Red Man Corp., Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	1,153,446	1,162,460

Retail - 7.45%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	1,946,578	1,955,503
Container Store, Inc., Senior Secured First Lien Term B-3 Loan, 4.250%, 04/06/2019	2,350,708	2,350,708
Hudson’s Bay Co., Senior Secured First Lien Initial Term Loan, 4.750%, 11/04/2020	925,000	937,719
J. Crew Group, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	3,393,141	3,353,374
Nine West Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	800,000	805,276
Payless, Inc. (aka Collective Brands Finance, Inc.), Senior Secured First Lien Term Loan, 5.000%, 03/11/2021	1,339,668	1,345,522
Pier 1 Imports, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,083,333	2,098,958
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	1,369,785	1,375,264
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	2,790,357	2,797,765
The Men’s Wearhouse, Inc., Senior Secured First Lien Tranche B Term Loan, L+3.50%, 06/18/2021(b)	975,610	982,419

		18,002,508

Services - Business - 8.07%
Advantage Sales and Marketing, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/18/2017	2,122,576	2,127,055
AlixPartners LLP, Senior Secured First Lien Replacement Term B-2 Loan, 4.000%, 07/10/2020	2,932,949	2,935,149
Brickman Group Holdings, Inc., Senior Secured First Lien Term Loan, 4.000%, 12/18/2020	995,000	986,746
Checkout Holding Corp., Senior Secured First Lien Term B Loan, 4.500%, 04/09/2021	933,810	935,949
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	1,340,862	1,340,862
Information Resources, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	331,736	334,638
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 4.000%, 03/31/2021	2,632,946	2,629,049
Neff Rental, Senior Secured Second Lien Term Loan, 7.250%, 06/09/2021	1,449,275	1,448,370
PGA Holdings, Inc. (aka Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	262,179	262,958
Sedgwick Claims Management Services, Inc., Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	1,090,909	1,092,273
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/30/2019	468,480	468,286
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	1,584,974	1,599,833
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	1,330,817	1,339,966

Semi-Annual Report | June 30, 2014	19

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Services - Business (continued)
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	$1,611,113	$1,600,037
VGroup Ltd., Senior Secured First Lien Term Loan, L+4.00%, 06/18/2021(b)	395,604	399,810

		19,500,981

Services - Consumer - 4.10%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.260%, 12/10/2018	964,095	970,574
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	2,222,312	2,127,875
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	2,404,080	2,412,338
Renaissance Learning, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	700,000	700,875
Service Master Co., Senior Secured First Lien Term Loan, L+3.25%, 06/25/2021(b)	1,229,358	1,229,554
Spin Holdco, Inc. (aka Coinmach Corp.), Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	2,471,452	2,478,952

		9,920,168

Telecommunications - 6.68%
Avaya, Inc., Senior Secured Extended First Lien Term B-3 Loan, 4.734%, 10/26/2017	2,895,197	2,840,912
ConvergeOne Holdings Corp., Senior Secured First Lien Initial Term Loan, L+5.00%, 06/17/2020(b)	1,428,571	1,432,143
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	728,157	755,615
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 4.000%, 12/18/2019	3,416,785	3,431,734
Nextgen Finance, LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	2,000,000	2,001,250
Syniverse Holdings, Inc., (Buccaneer Merger Sub., Inc.), Senior Secured First Lien Term Loan, 4.000%, 4/23/2019	1,919,653	1,920,852
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	1,729,904	1,737,473
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 3.234%, 07/02/2019	2,019,826	2,025,300

		16,145,279

Transportation Consumer - 2.03%
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	2,601,871	2,591,568
Sabre, Inc., Senior Secured First Lien Incremental Term Loan, 4.500%, 02/19/2019	1,669,205	1,677,726
Sabre, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/19/2019	645,863	648,417

		4,917,711

Utilities Electric - 2.49%
Atlantic Power Co., Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	448,142	454,026
Empire Generating Co. LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/15/2021	915,178	925,474
Empire Generating Co. LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/15/2021	64,010	64,730
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	1,470,588	1,514,706
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, 6.750%, 12/18/2020	740,741	762,963
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	2,284,922	2,308,560

		6,030,459

Utilities, Oil & Gas - 0.47%
Equipower Resources Holdings LLC, Senior Secured First Lien Term B Loan, 4.250%, 12/21/2018	160,472	161,726
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	958,068	965,555

		1,127,281

20	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Wholesale - 0.94%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	$2,237,649	$2,262,823

TOTAL FLOATING RATE LOAN INTERESTS (Cost $211,586,402)		213,032,143

COLLATERALIZED LOAN OBLIGATION - 0.46%
Banking, Finance and Real Estate - 0.46%
Sudbury Mill CLO Ltd., Senior Unsecured Collateralized Loan Obligation, Series 2013-1A, 4.750%, 01/17/2026(c)(d)	1,200,000	1,098,310

TOTAL COLLATERALIZED LOAN OBLIGATION (Cost $1,098,263)		1,098,310

CORPORATE BONDS - 23.94%
Aerospace and Defense - 0.49%
Erickson, Inc., Senior Secured Bond, Series WI, 8.250%, 05/01/2020	1,144,000	1,181,180

Beverage, Food and Tobacco - 1.29%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019(e)	2,998,000	3,127,963

Consumer Goods Durable - 0.45%
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)(e)	1,000,000	1,092,500

Consumer Goods Non Durable - 0.85%
Revlon Consumer Products Corp., Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021(e)	2,000,000	2,065,000

Containers, Packaging and Glass - 1.53%
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)(e)	250,000	268,750
Reynolds Group Holdings, Inc., Senior Unsecured Bond,:
9.875%, 08/15/2019(e)	1,400,000	1,559,250
8.250%, 02/15/2021(e)	700,000	764,750
Sealed Air Corp., Senior Unsecured Bond, 8.125%, 09/15/2019(c)(e)	1,000,000	1,106,250

		3,699,000

Energy Electricity - 0.36%
Calumet Specialty Products Partners LP, Senior Unsecured Bond, 9.625%, 08/01/2020(e)	750,000	868,125

Energy, Oil and Gas - 8.68%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018(e)	2,000,000	2,110,000
Comstock Resources, Inc., Senior Unsecured Bond, 9.500%, 06/15/2020(e)	2,000,000	2,290,000
Crestwood Midstream Partners LP, Senior Unsecured Bond, 7.750%, 04/01/2019(e)	2,000,000	2,155,000
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(c)(e)	2,000,000	2,120,000
PDC Energy, Inc., Senior Unsecured Bond, 7.750%, 10/15/2022(e)	3,000,000	3,360,000
QR Energy LP / QRE Finance Corp., Senior Unsecured Bond, 9.250%, 08/01/2020	500,000	548,750
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020(e)	4,750,000	4,975,625
SandRidge Energy, Inc., Senior Unsecured Bond, 8.125%, 10/15/2022(e)	2,000,000	2,212,500
Swift Energy Co., Senior Unsecured Bond,:
8.875%, 01/15/2020	500,000	535,000
7.875%, 03/01/2022	500,000	525,000
Tesoro Logistics LP/Finance Corp., Senior Unsecured Bond Series WI, 6.125%, 10/15/2021(e)	150,000	160,875

		20,992,750

Semi-Annual Report | June 30, 2014	21

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Healthcare and Pharmaceuticals - 1.06%
HCA, Inc., Senior Secured Bond, 3.750%, 03/15/2019(e)	$1,500,000	$1,516,875
Universal Hospital Services, Inc., Senior Unsecured Bond, 7.625%, 08/15/2020(e)	1,000,000	1,052,500

		2,569,375

High Tech Industries - 0.88%
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)(e)	2,000,000	2,125,000

Hotels, Gaming and Leisure - 1.12%
Palace Entertainment Holdings LLC, Senior Secured Bond, 8.875%, 04/15/2017(c)	2,600,000	2,702,375

Media Broadcasting and Subscription - 0.44%
Mediacom Broadband Group (aka MCC Iowa), Senior Unsecured Bond, 9.125%, 08/15/2019(e)	1,000,000	1,052,500

Media Diversified and Production - 1.50%
Allbritton Communications Co., Senior Unsecured Bond, 8.000%, 05/15/2018	2,000,000	2,095,000
Cambium Learning Group, Inc., Senior Secured Bond, 9.750%, 02/15/2017	1,500,000	1,541,250

		3,636,250

Metals and Mining - 0.43%
Penn Virginia Resource Partners LP, Senior Unsecured Bond, 8.375%, 06/01/2020	788,000	895,365
Prince Mineral Holding Corp., Senior Unsecured Bond, 11.500%, 12/15/2019(c)	125,000	141,563

		1,036,928

Retail - 1.95%
Burlington Coat Factory Warehouse Corp., Senior Unsecured Bond, 10.000%, 02/15/2019(e)	2,000,000	2,187,500
Ferrellgas LP / Ferrellgas Finance Corp., Senior Unsecured Bond, 6.750%, 01/15/2022(c)	350,000	367,500
Logan’s Roadhouse, Inc., Senior Unsecured Bond, 10.750%, 10/15/2017(e)	1,300,000	1,062,750
The Pantry, Inc., Senior Unsecured Bond, 8.375%, 07/01/2020(e)	1,000,000	1,085,000

		4,702,750

Services - Consumer - 0.55%
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020(e)	1,250,000	1,340,625

Telecommunications - 2.36%
Avaya, Inc., Senior Secured Bond, 7.000%, 04/01/2019(c)	1,450,000	1,457,250
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(c)(e)	1,000,000	1,082,500
MetroPCS Wireless, Inc., Senior Unsecured Bond, 7.875%, 09/01/2018(e)	3,000,000	3,153,900

		5,693,650

TOTAL CORPORATE BONDS (Cost $54,508,222)		57,885,971

Total Investments - 112.51% (Cost $267,192,887)		272,016,424

Liabilities in Excess of Other Assets - (12.51)%(f)		(30,236,626)

Net Assets - 100.00%		$241,779,798

Amounts above are shown as a percentage of net assets as of June 30, 2014.

(a) The	interest rate shown represents the rate at period end.

22	www.blackstone-gso.com

Blackstone / GSO Long-Short Credit Income Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

(b)

All or a portion of this position has not settled as of June 30, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $13,561,998, which represents approximately 5.61% of net assets as of June 30, 2014.

(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2014.
(e)

Security, or portion of security is currently on loan. Total market value of securities on loan amounts to $31,994,949, as of June 30, 2014. Total value of BGX’s obligation to return securities lending collateral was $32,609,155, as of June 30, 2014.

(f)

Includes liabilities associated with the obligation to return securities lending collateral of $32,609,155, assets associated with deposits held with broker for total return swap contracts of $1,751,117 and other assets in excess of other liabilities of $621,412 as of June 30, 2014.

    See Notes to Financial Statements.

Semi-Annual Report | June 30, 2014	23

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

FLOATING RATE LOAN INTERESTS(a) - 110.36%
Aerospace and Defense - 4.20%
Camp Systems International Holding Co., Senior Secured First Lien Replacement Term Loan, 4.750%, 05/31/2019	$5,399,496	$5,430,975
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 5.000%, 11/02/2018	4,028,211	4,076,046
DAE Aviation Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 5.000%, 11/02/2018	1,826,122	1,847,807
DAE Aviation Holdings, Inc., Senior Secured Second Lien Initial Term Loan, 7.750%, 08/05/2019	3,750,000	3,825,000
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Canadian Term Loan, 4.750%, 10/25/2019	393,325	394,407
Landmark Aviation (LM U.S. Member LLC), Senior Secured First Lien Initial Term Loan, 4.750%, 10/25/2019	5,830,189	5,846,222
Landmark Aviation (LM U.S. Member LLC), Senior Secured Second Lien Initial Term Loan, 9.500%, 10/26/2020	4,000,000	4,040,000
Paradigm Precision Group, Senior Secured First Lien Term Loan, 5.500%, 12/02/2020	2,798,438	2,784,445
Sequa Corp., Senior Secured First Lien Initial Term Loan, 5.250%, 06/19/2017	7,801,220	7,743,530

		35,988,432

Automotive - 1.66%
Affinia Group, Inc., Senior Secured Tranche B-2 First Lien Term Loan, 4.750%, 04/25/2020	1,999,962	2,022,461
CCC Information Services, Inc., Senior Secured First Lien Term Loan, 4.000%, 12/20/2019	2,977,330	2,974,844
Grede II Holdings LLC, Senior Secured First Lien Initial Term Loan, L+3.75%, 06/02/2021(b)	689,655	693,821
Mitchell International, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 10/13/2020	6,233,228	6,269,567
TI Group Automotive Systems LLC, Senior Secured First Lien Additional Term Loan, 5.500%, 03/28/2019	2,278,846	2,283,837

		14,244,530

Banking, Finance and Real Estate - 6.13%
Alliant Holdings I, Inc., Senior Secured First Lien Term B Loan, 4.250%, 12/20/2019	9,563,813	9,592,504
AmWins Group LLC, Senior Secured First Lien Term Loan, 5.000%, 09/06/2019	2,694,111	2,704,214
AssuredPartners Capital, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/02/2021	2,622,951	2,632,380
Asurion LLC, Senior Secured Second Lien Term Loan, 8.500%, 03/03/2021	1,063,830	1,105,718
Asurion LLC, Senior Secured Tranche B-1 First Lien Incremental Term Loan, 5.000%, 05/24/2019	7,747,516	7,806,436
Cunningham Lindsey Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 12/10/2019	9,234,375	9,218,954
Duff and Phelps Corp., Senior Secured First Lien Term Loan, 4.500%, 04/23/2020	2,549,450	2,563,790
Guggenheim Partners Investment Management Holdings LLC, Senior Secured First Lien Initial Term Loan, 4.250%, 07/22/2020	3,422,414	3,438,670
HUB International Ltd., Senior Secured First Lien Initial Term Loan, 4.250%, 10/02/2020	2,213,582	2,220,500
Interactive Data Corp., Senior Secured First Lien Term Loan, 4.750%, 05/02/2021	3,884,503	3,923,368
National Financial Partners Corp., Senior Secured First Lien New Term Loan, 5.250%, 07/01/2020	3,001,820	3,023,583
Opal Acquisition, Inc. (aka One Call Medical, Inc.), Senior Secured First Lien Term B Loan, 5.000%, 11/27/2020	4,299,383	4,316,172

		52,546,289

Beverage, Food and Tobacco - 5.06%
Advance Pierre Foods, Inc., Senior Secured Second Lien Term Loan, 9.500%, 10/10/2017	6,944,444	6,744,826
Arby’s Restaurant Group, Inc., Senior Secured First Lien Term Loan, 5.000%, 11/15/2020	995,000	1,002,458
CEC Entertainment, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/14/2021	6,830,707	6,796,553
Dole Food Co., Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 11/01/2018	2,318,185	2,324,942
El Pollo Loco, Inc., Senior Secured First Lien Term Loan, 5.253%, 10/11/2018	1,592,000	1,603,940
Fairway Group Acquisition Co., Senior Secured First Lien Term Loan, 5.000%, 08/17/2018	3,438,881	3,425,985

24	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Beverage, Food and Tobacco (continued)
Performance Food Group, Inc. (fka Vistar Corp.), Senior Secured Second Lien Term Loan, 6.250%, 11/14/2019	$2,977,444	$3,012,816
RGIS Services LLC, Senior Secured Tranche C First Lien Term Loan, 5.500%, 10/18/2017	2,969,620	2,980,756
Stater Brothers Holdings, Senior Secured First Lien Term B Loan, 4.750%, 05/12/2021	491,803	496,107
Supervalu, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/21/2019	2,918,523	2,919,807
U.S. Foods, Inc., Senior Secured First Lien Term Loan, 4.500%, 03/29/2019	10,304,788	10,334,208
Winebow, Inc., Senior Secured First Lien Term Loan, L+3.75%, 06/25/2021(b)	343,511	344,800
Winebow, Inc., Senior Secured Second Lien Term Loan, L+7.50%, 12/27/2021(b)	1,387,283	1,390,751

		43,377,949

Capital Equipment - 2.06%
BakerCorp International, Inc., Senior Secured First Lien Replacement Term Loan, 4.250%, 02/07/2020	1,965,162	1,943,064
Dematic S.A. (Mirror Bidco), Senior Secured First Lien Term Loan, 4.250%, 12/28/2019	4,787,465	4,795,436
Sensus U.S.A., Inc. (fka Sensus Metering Systems), Senior Secured Second Lien Term Loan, 8.500%, 05/09/2018	6,450,000	6,490,313
SunSource Holdings, Senior Secured First Lien Term Loan, 4.750%, 02/12/2021	2,087,791	2,100,192
VAT, Inc., Senior Secured First Lien Term Loan, 4.750%, 02/11/2021	2,312,086	2,330,883

		17,659,888

Chemicals, Plastics and Rubber - 4.31%
American Pacific Corp., Senior Secured First Lien Initial Term Loan, 7.000%, 02/27/2019	1,496,250	1,518,694
Filtration Group Corp., Senior Secured First Lien Term Loan, 4.500%, 11/20/2020	365,510	368,937
Ineos Finance PLC, Senior Secured First Lien Dollar Term Loan, 3.750%, 05/04/2018	2,963,694	2,960,745
Pinnacle Operating Corp., Senior Secured First Lien Term B Loan, 4.750%, 11/15/2018	11,053,828	11,116,006
PQ Corp., Senior Secured First Lien Term Loan, 4.000%, 08/07/2017	9,850,000	9,894,128
U.S. Coatings Acquisition, Inc., Senior Secured First Lien Term Loan, 4.000%, 02/03/2020	8,307,692	8,322,231
Univar, Inc., Senior Secured First Lien Term B Loan, 5.000%, 06/30/2017	1,453,702	1,461,762
WTG Holdings III Corp., Senior Secured First Lien Term Loan, 4.750%, 01/15/2021	1,270,213	1,274,442

		36,916,945

Construction and Building - 2.37%
Atkore International, Inc., Senior Secured First Lien Term Loan, 4.500%, 04/09/2021	4,200,000	4,207,014
Interline Brands, Inc., Senior Secured First Lien Term Loan, 4.000%, 03/17/2021	702,465	701,882
PlyGem Industries, Inc., Senior Secured First Lien Term Loan, 4.000%, 02/01/2021	804,435	800,615
Quikrete Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 09/28/2020	4,404,009	4,416,054
Rexnord LLC, Senior Secured First Lien Term B Loan, 4.000%, 08/21/2020	5,884,107	5,888,167
Road Infrastructure Investment LLC, Senior Secured First Lien Term Loan, 4.250%, 03/31/2021	1,447,984	1,449,193
SRS Distribution, Inc., Senior Secured First Lien Term Loan, 4.750%, 08/28/2019	2,865,789	2,874,745

		20,337,670

Consumer Goods Durable - 2.96%
1-800 Contacts, Inc., Senior Secured First Lien Term Loan, 4.250%, 01/29/2021	4,143,462	4,152,536
AOT Bedding Super Holdings LLC (aka National Bedding/Serta), Senior Secured First Lien Term Loan, 4.250%, 10/01/2019	6,787,195	6,811,798
Apex Tool Group LLC, Senior Secured First Lien Term Loan, 4.500%, 01/31/2020	1,757,686	1,740,109
Capital Safety North America Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/29/2021	5,838,264	5,810,883
Hillman Group, Inc., Senior Secured First Lien Term B Loan, L+3.50%, 06/30/2021(b)	805,921	810,454
MModal, Inc., Senior Secured First Lien Term B Loan, 9.000%, 08/17/2019	7,615,932	6,035,626

		25,361,406

Consumer Goods Non Durable - 1.84%
Acosta Sales and Marketing Co., Senior Secured First Lien Term B Loan, 4.250%, 03/02/2018	6,225,299	6,261,873

Semi-Annual Report | June 30, 2014	25

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Consumer Goods Non Durable (continued)
Bauer Performance Sports Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 04/15/2021	$1,652,287	$1,656,938
FGI Operating Co. LLC, Senior Secured First Lien Term B Loan, 5.500%, 04/19/2019	1,974,878	1,994,637
Hostess Brands, Senior Secured First Lien Term Loan, 6.750%, 04/09/2020	1,360,227	1,412,936
Inmar, Inc., Senior Secured Second Lien Initial Term Loan, L+7.00%, 01/27/2022(b)	2,471,698	2,457,795
Reddy Ice Group, Inc., Senior Secured First Lien Term B Loan, 6.751%, 05/01/2019	1,979,950	1,940,351

		15,724,530

Containers, Packaging and Glass - 5.26%
Berlin Packaging LLC, Senior Secured First Lien Term Loan, 4.750%, 04/02/2019	3,512,903	3,542,552
Berlin Packaging LLC, Senior Secured Second Lien Term Loan, 8.750%, 04/02/2020	714,286	733,929
Bway Corp. (aka ICL Industrial Containers), Senior Secured First Lien Term B Loan, 4.500%, 08/06/2017	11,930,767	11,990,421
Exopack LLC, Senior Secured First Lien Term Loan, 5.250%, 05/08/2019	1,492,500	1,518,156
Husky Injection Molding Systems Ltd., Senior Secured First Lien Term Loan, L+3.25%, 06/26/2021(b)	849,057	851,922
Multi Packaging Solutions, Inc., Senior Secured First Lien Initial Tranche B Term Loan, 4.250%, 09/30/2020	10,267,500	10,299,586
Pelican Products, Inc., Senior Secured First Lien Term Loan, 5.250%, 04/10/2020	751,705	759,222
Pelican Products, Inc., Senior Secured Second Lien Term Loan, 9.250%, 04/09/2021	1,312,500	1,332,188
Polarpak, Inc., Senior Secured First Lien Canadian Borrower Term Loan, 4.500%, 06/07/2020	3,990,030	4,002,499
Ranpak Corp., Senior Secured Second Lien Term Loan, 8.500%, 04/23/2020	4,264,706	4,355,331
Signode Industrial Group U.S., Inc., Senior Secured First Lien Term Loan, 4.000%, 05/03/2021	2,985,075	2,980,403
WNA Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 06/07/2020	2,725,909	2,734,427

		45,100,636

Energy Electricity - 0.71%
La Frontera Generation LLC, Senior Secured First Lien Term Loan, 4.500%, 09/30/2020	3,160,308	3,175,714
Star West Generation LLC, Senior Secured First Lien Term B Advance Loan, 4.250%, 03/13/2020	2,916,795	2,927,748

		6,103,462

Energy, Oil and Gas - 6.58%
Atlas Energy LP, Senior Secured First Lien Term Loan, 6.500%, 07/22/2019	2,398,542	2,436,019
BBTS Borrower LP, Senior Secured First Lien Term Loan, 7.750%, 06/04/2019	9,138,902	9,238,287
Brock Holdings III, Inc., Senior Secured Second Lien Term Loan, 10.000%, 03/16/2018	1,833,333	1,853,957
Buffalo Gulf Coast Terminals LLC, Senior Secured First Lien Term Loan, 5.250%, 10/31/2017	2,620,000	2,636,375
Chief Exploration & Development LLC, Senior Secured Second Lien Term Loan, 7.500%, 05/16/2021	752,941	771,765
Crestwood Holdings LLC, Senior Secured Tranche B-1 First Lien Term Loan, 7.000%, 06/19/2019	5,592,616	5,692,248
EMG Utica LLC, Senior Secured First Lien Term Loan, 4.750%, 03/27/2020	1,888,112	1,895,192
Jonah Energy, Inc., Senior Secured Second Lien Initial Term Loan, 7.500%, 05/12/2021	7,246,575	7,322,085
NFR Energy LLC (Sabine Oil & Gas LLC), Senior Secured First Lien Mission Term Loan, 8.750%, 12/31/2018	1,432,983	1,461,642
Sheridan Production Partners LP, Senior Secured Tranche B-2 First Lien Term Loan:
4.250%, 10/01/2019	456,395	458,298
4.250%, 10/01/2019	747,201	750,317
4.250%, 10/01/2019	5,638,904	5,662,418
Teine Energy Ltd., Senior Secured First Lien Term Loan, 7.500%, 05/17/2019	2,715,625	2,752,965
Templar Energy LLC, Senior Secured Second Lien Term Loan, 8.000%, 11/25/2020	8,146,154	8,105,423
UTEX Industries, Inc., Senior Secured Second Lien Initial Term Loan, 8.250%, 05/20/2022	3,181,818	3,225,568
W3 Co., Senior Secured First Lien Term Loan, 5.750%, 03/13/2020	1,104,037	1,088,857

26	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
W3 Co., Senior Secured Second Lien Term Loan, 9.250%, 09/13/2020	$1,056,176	$1,058,817

		56,410,233

Environmental Industries - 1.48%
ADS Waste Holdings, Inc., Senior Secured First Lien Tranche B-2 Term Loan, 3.750%, 10/09/2019	6,870,063	6,847,839
EnergySolutions LLC, Senior Secured First Lien Advance Term Loan, 6.750%, 05/29/2020	2,909,091	2,946,662
US Ecology, Inc., Senior Secured First Lien Term B Loan, L+3.00%, 06/17/2021(b)	1,666,667	1,679,425
Wastequip LLC, Senior Secured First Lien Term Loan, 5.500%, 08/09/2019	1,205,217	1,214,256

		12,688,182

Forest Products and Paper - 0.14%
WS Packaging Group, Inc., Senior Secured First Lien Term Loan, 5.004%, 08/09/2019	1,194,889	1,192,649

Healthcare and Pharmaceuticals - 8.77%
Accellent, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 03/12/2021	3,041,159	3,035,472
Akorn, Inc., Senior Secured First Lien Term Loan, L+3.50%, 04/16/2021(b)	1,318,681	1,325,275
Alvogen Pharmaceuticals U.S., Inc., Senior Secured First Lien Term Loan, 7.000%, 05/23/2018	6,035,414	6,163,666
CHG Buyer Corp., Senior Secured First Lien Term Loan, 4.250%, 11/19/2019	4,960,538	4,989,458
CHG Buyer Corp., Senior Secured Second Lien Term Loan, 9.000%, 11/19/2020	2,673,913	2,728,501
Convatec, Inc. (aka Cidron Healthcare, Ltd.), Senior Secured First Lien Dollar Term Loan, 4.000%, 12/22/2016	3,752,023	3,761,403
CT Technologies Intermediate Holdings, Inc. (aka Smart Document Solutions, Inc.), Senior Secured First Lien Initial Term Loan, 5.250%, 10/04/2019	1,474,074	1,482,830
Curo Health Services LLC, Senior Secured First Lien Initial Term Loan, 5.750%, 06/08/2020	1,400,000	1,388,338
Harvard Drug Group LLC, Senior Secured First Lien Term Loan, 5.000%, 08/16/2020	4,398,990	4,432,203
Ikaria Acquisition, Inc., Senior Secured First Lien Term Loan, 5.000%, 02/12/2021	3,130,435	3,155,478
Medpace, Inc., Senior Secured First Lien Initial Term Loan, 5.000%, 04/01/2021	1,567,568	1,574,755
National Mentor Holdings, Inc., Senior Secured First Lien Initial Tranche B Term Loan, 4.750%, 01/29/2021	3,617,876	3,643,888
Onex Carestream Finance LP, Senior Secured First Lien Term Loan, 5.000%, 06/07/2019	4,946,139	4,961,596
Par Pharmaceutical Companies, Inc., Senior Secured First Lien Term B-2 Loan, 4.000%, 09/30/2019	6,895,393	6,895,393
Phillips-Medisize Corp., Senior Secured First Lien Initial Term Loan, L+3.75%, 06/16/2021(b)	804,598	806,609
PRA Holdings, Inc., Senior Secured First Lien Tranche B-1 Term Loan, 4.500%, 09/23/2020	4,737,288	4,722,484
Prescrix, Inc. (Devix/Rexam Health), Senior Secured First Lien Term B Loan, 4.250%, 05/03/2021	444,444	446,113
Progressive Solutions LLC, Senior Secured First Lien Initial Term Loan, L+4.50%, 10/22/2020(b)	2,617,347	2,628,798
Progressive Solutions LLC, Senior Secured Second Lien Term Loan, L+8.50%, 10/22/2021(b)	1,937,374	1,947,061
Sheridan Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 06/29/2018	2,655,960	2,659,944
Smile Brands Group, Inc., Senior Secured First Lien Term B Loan, 7.500%, 08/16/2019	4,129,529	4,026,291
Surgery Center Holdings, Inc., Senior Secured First Lien Term Loan, 6.000%, 04/11/2019	3,785,294	3,785,294
Surgical Care Affiliates LLC, Senior Secured First Lien Class C Incremental Term Loan, 4.000%, 06/29/2018	2,470,099	2,470,099
United Surgical Partners International, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.750%, 04/03/2019	2,105,491	2,123,914

		75,154,863

High Tech Industries - 17.05%
Applied Systems, Inc., Senior Secured First Lien Initial Term Loan, 4.250%, 01/25/2021	2,487,500	2,499,353
Ascend Learning LLC, Senior Secured First Lien Term Loan, L+5.00%, 07/31/2019(b)	786,646	797,467
Ascend Learning LLC, Senior Secured Second Lien Term Loan, L+8.50%, 11/30/2020(b)	1,030,303	1,035,455
Aspect Software, Inc., Senior Secured Tranche B First Lien Term Loan, 7.250%, 05/07/2016	6,697,404	6,772,783
Attachmante Corp., Senior Secured Second Lien Term Loan, 11.000%, 11/22/2018	5,838,265	5,925,839

Semi-Annual Report | June 30, 2014	27

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

High Tech Industries (continued)
Avago Technologies Ltd., Senior Secured First Lien Term Loan, 3.750%, 05/06/2021	$1,437,500	$1,443,624
Blackboard, Inc., Senior Secured First Lien Term B-3 Loan, 4.750%, 10/04/2018	12,700,306	12,803,496
Blue Coat Systems, Inc., Senior Secured First Lien Term Loan, 4.000%, 05/31/2019	6,714,091	6,729,466
BMC Software, Senior Secured First Lien Term Loan, 5.500%, 09/10/2020	3,346,818	4,630,048
Dell International LLC, Senior Secured First Lien Term B Loan, 4.500%, 04/29/2020	4,975,000	5,007,512
EZE Software Group LLC, Senior Secured First Lien Term B-1 Loan, 4.000%, 04/06/2020	1,320,025	1,322,777
EZE Software Group LLC, Senior Secured Second Lien Term Loan, 7.250%, 04/05/2021	1,643,057	1,643,057
Flexera Software LLC, Senior Secured First Lien Term Loan, 4.500%, 04/02/2020	2,000,000	2,003,330
Flexera Software, Inc., Senior Secured Second Lien Term Loan, L+7.00%, 04/02/2021(b)	2,000,000	2,007,500
Freescale Semiconductor, Inc., Senior Secured First Lien Term Loan, 4.250%, 02/28/2020	2,970,038	2,974,374
Go Daddy Operating Company, LLC, Senior Secured First Lien Initial Term Loan, 4.750%, 05/13/2021	3,383,333	3,372,760
Hyland Software, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 02/19/2021	9,794,305	9,867,861
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured First Lien Incremental Term Loan, 4.500%, 10/30/2019	10,350,299	10,447,333
Kronos, Inc. (aka Seahawk Acquisition Corp.), Senior Secured Second Lien Term Loan, 9.750%, 04/30/2020	3,850,008	4,018,446
Landesk Software (aka Landslide Holdings), Senior Secured First Lien Term Loan, 5.000%, 02/25/2020	5,491,430	5,511,995
M/A-Com Technology Solutions Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 05/07/2021	1,153,846	1,163,942
Mitel Networks, Senior Secured First Lien Term B Loan, 5.250%, 01/31/2020	2,528,393	2,555,270
MSC Software Corp., Senior Secured Second Lien Term Loan, 8.500%, 05/28/2021	1,095,833	1,106,792
NXP B.V. (NXP Fundings LLC), Senior Secured Tranche D First Lien Term Loan, 3.250%, 01/11/2020	4,160,836	4,142,632
Peak 10, Inc., Senior Secured Second Lien Term Loan, L+7.25%, 06/17/2022(b)	1,500,000	1,503,120
Rocket Software, Inc., Senior Secured First Lien Term Loan, 5.750%, 02/08/2018	2,789,456	2,802,943
Ship Luxco 3 S.A.R.L. (aka RBS Worldpay), Senior Secured Facility B2A First Lien Term Loan, 5.250%, 11/29/2019	1,011,411	1,021,525
Ship Luxco 3 S.A.R.L. (aka RBS Worldpay), Senior Secured First Lien Facility B2A Term Loan, 4.750%, 11/29/2019	2,707,692	2,726,727
Sirius Computer, Inc. (SCS Holdings I), Senior Secured First Lien Term Loan, 7.000%, 12/07/2018	4,511,538	4,579,212
Sophia, L.P., Senior Secured First Lien Term B-1 Loan, 4.000%, 07/19/2018	1,905,697	1,909,441
Technicolor S.A., Senior Secured First Lien Term Loan, 5.500%, 07/11/2020	9,436,275	9,566,070
Telx Group, Inc., Senior Secured First Lien Initial Term Loan, L+3.50%, 04/09/2020(b)	5,500,000	5,513,063
The Petroleum Place, Inc., Senior Secured First Lien Term Loan, 5.000%, 10/30/2020	4,264,286	4,290,937
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured First Lien Term Loan, 4.750%, 05/02/2018	1,719,000	1,727,062
TriZetto Group, Inc. (TZ Merger Sub, Inc.), Senior Secured Second Lien Term Loan, 8.500%, 03/28/2019	1,288,768	1,298,434
Vertafore, Inc., Senior Secured Second Lien Term Loan, 9.750%, 10/27/2017	9,250,000	9,458,125

		146,179,771

Hotels, Gaming and Leisure - 3.64%
Alpha Topco Ltd. (Formula One), Senior Secured First Lien New Facility Term B Loan, 4.500%, 04/30/2019	4,373,451	4,389,239
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B Loan, 7.000%, 10/12/2020	10,528,488	10,610,768
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B-5 Loan, L+4.25%, 01/28/2018(b)	4,582,300	4,240,552
Caesars Entertainment Operating Co. (fka Harrah’s/Corner Investment), Senior Secured First Lien Term B-6 Loan, L+5.25%, 01/28/2018(b)	1,836,066	1,717,300
Corner Investment Propco LLC, Senior Secured First Lien Term B Loan, 11.000%, 11/04/2019	3,000,000	3,090,000

28	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Hotels, Gaming and Leisure (continued)
Zuffa LLC, Senior Secured First Lien Term B Loan, 3.750%, 02/25/2020	$7,132,781	$7,152,860

		31,200,719

Media Advertising, Printing and Publishing - 0.28%
Penton Media, Inc., Senior Secured First Lien Term B Loan, 5.500%, 10/03/2019	2,382,000	2,406,416

Media Broadcasting and Subscription - 2.78%
Clear Channel Communications, Inc., Senior Secured First Lien Tranche D Term Loan, 6.900%, 01/30/2019	7,291,667	7,266,911
Clear Channel Communications, Inc., Senior Secured First Lien Tranche E Term Loan, 7.653%, 07/30/2019	2,708,333	2,719,966
Cumulus Media Holdings, Inc., Senior Secured First Lien Term Loan, 4.250%, 12/23/2020	4,508,065	4,530,605
Entercom Radio LLC, Senior Secured First Lien Term B-2 Loan, 4.000%, 11/23/2018	1,727,822	1,739,338
RCN Corp., Senior Secured First Lien Term B Loan, 4.500%, 03/01/2020	3,562,898	3,586,840
Univision Communications, Inc., Senior Secured First Lien Term C-4 Loan, 4.000%, 03/01/2020	3,950,129	3,951,492

		23,795,152

Media Diversified and Production - 0.20%
Lion’s Gate Entertainment Corp., Senior Secured Second Lien Term Loan, 5.000%, 07/20/2020	1,666,667	1,695,292

Metals and Mining - 0.61%
McJunkin Red Man Corp., Senior Secured First Lien Term Loan, 5.000%, 11/09/2019	5,190,507	5,231,071

Retail - 9.01%
Academy Ltd., Senior Secured First Lien Initial Term Loan, 4.500%, 08/03/2018	6,862,688	6,894,154
Albertson’s LLC, Senior Secured First Lien Term B Loan, L+3.75%, 06/24/2021(b)	5,000,000	5,020,325
Albertson’s LLC, Senior Secured First Lien Term B-2 Loan, 4.750%, 03/21/2019	3,156,843	3,177,883
BJ’s Wholesale Club, Inc., Senior Secured First Lien Replacement Term Loan, 4.500%, 09/26/2019	2,985,000	2,992,462
Burlington Coat Factory Warehouse Corp., Senior Secured First Lien Term B-2 Loan, 4.250%, 02/23/2017	2,647,768	2,667,627
Container Store, Inc., Senior Secured First Lien Term B-3 Loan, 4.250%, 04/08/2019	1,711,285	1,711,285
DBP Holdings Corp., Senior Secured First Lien Initial Term Loan, 5.000%, 10/11/2019	6,937,368	6,730,982
Hudson’s Bay Co., Senior Secured First Lien Initial Term Loan, 4.750%, 11/04/2020	3,700,000	3,750,875
J. Crew Group, Inc., Senior Secured First Lien Initial Term Loan, 4.000%, 03/05/2021	5,638,006	5,571,929
Neiman Marcus Group Ltd. LLC, Senior Secured First Lien Other Term Loan, 4.250%, 10/25/2020	3,530,667	3,527,949
Nine West Holdings, Inc., Senior Secured First Lien Initial Term Loan, 4.750%, 10/08/2019	2,000,000	2,013,190
Payless, Inc. (aka Collective Brands Finance, Inc.), Senior Secured First Lien Term Loan, 5.000%, 03/11/2021	6,698,341	6,727,613
Payless, Inc. (fka Collective Brands Finance, Inc.), Senior Secured Second Lien Initial Term Loan, L+7.50%, 03/11/2022(b)	1,845,543	1,851,310
Pier 1 Imports, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/30/2021	2,083,333	2,098,958
Smart & Final Stores LLC, Senior Secured First Lien Term Loan, 4.750%, 11/15/2019	15,198,452	15,259,246
Sports Authority, Inc. (aka TSA), Senior Secured First Lien Term B Loan, 7.500%, 11/16/2017	3,755,182	3,765,152
The Men’s Wearhouse, Inc., Senior Secured First Lien Tranche B Term Loan, 4.500%, 06/18/2021	3,414,634	3,438,468

		77,199,408

Services - Business - 9.15%
Advantage Sales & Marketing, Inc., Senior Secured Second Lien Term Loan, 8.250%, 06/18/2018	102,857	103,222
AlixPartners LLP, Senior Secured First Lien Replacement Term B-2 Loan, 4.000%, 07/10/2020	5,323,115	5,327,107

Semi-Annual Report | June 30, 2014	29

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Services - Business (continued)
Checkout Holding Corp., Senior Secured First Lien Term B Loan, 4.500%, 04/09/2021	$3,268,336	$3,275,821
Crossmark Holdings, Inc., Senior Secured First Lien Term Loan, 4.500%, 12/20/2019	3,113,716	3,113,716
Crossmark Holdings, Inc., Senior Secured Second Lien Term Loan, 8.750%, 12/21/2020	2,000,000	1,990,000
eResearch Technology, Inc., Senior Secured First Lien Term Loan, 6.000%, 05/02/2018	3,020,117	3,031,442
FR Dixie Acquisition, Senior Secured First Lien Term Loan, 5.750%, 12/18/2020	5,236,842	5,269,572
Garda World Security Corp., Senior Secured First Lien Delayed Draw Term B Loan, 4.000%, 11/06/2020	640,733	641,265
Garda World Security Corp., Senior Secured First Lien Term B Loan, 4.000%, 11/06/2020	2,504,683	2,506,761
Information Resources, Inc., Senior Secured First Lien Term Loan, 4.750%, 09/30/2020	1,161,075	1,171,235
Ipreo Holdings LLC, Senior Secured First Lien Tranche B-4 Term Loan, 5.000%, 08/07/2017	980,811	981,120
MPH Acquisition Holdings LLC, Senior Secured First Lien Tranche B Term Loan, 4.000%, 03/31/2021	6,582,365	6,572,623
Neff Rental, Senior Secured Second Lien Term Loan, 7.250%, 06/09/2021	2,536,232	2,534,647
PGA Holdings, Inc. (aka Press Ganey), Senior Secured First Lien Term Loan, 4.250%, 04/20/2018	2,337,467	2,344,410
Polyconcept Investments B.V. (Metropolitan Management), Senior Secured First Lien Term Loan, 6.000%, 06/28/2019	4,836,104	4,824,014
Scitor Corp., Senior Secured First Lien Term Loan, 5.000%, 02/15/2017	1,614,747	1,594,563
Sedgwick Claims Management Services, Inc., Senior Secured Second Lien Initial Term Loan, 6.750%, 02/28/2022	2,545,455	2,548,636
StoneRiver Group LP, Senior Secured First Lien Initial Term Loan, 4.500%, 11/30/2019	1,171,201	1,170,715
StoneRiver Group LP, Senior Secured Second Lien Initial Term Loan, 8.500%, 05/30/2020	2,205,955	2,221,121
SurveyMonkey.com LLC, Senior Secured First Lien Term Loan, 5.500%, 02/07/2019	5,547,410	5,599,417
Trans Union LLC, Senior Secured First Lien Replacement Term Loan, 4.000%, 04/09/2021	3,653,494	3,660,673
Transaction Network Services, Senior Secured First Lien Initial Term Loan, 5.000%, 02/14/2020	3,327,043	3,349,916
Transaction Network Services, Senior Secured Second Lien Term Loan, 9.000%, 08/14/2020	1,406,250	1,421,634
TravelCLICK Holdings (aka TCH-2 Holdings LLC.), Senior Secured Second Lien Term Loan, 8.750%, 11/08/2021	1,500,000	1,485,000
Truven Health Analytics, Inc., Senior Secured New Tranche B First Lien Term Loan, 4.500%, 06/06/2019	7,896,271	7,841,984
VGroup Ltd., Senior Secured First Lien Term Loan, L+4.00%, 06/18/2021(b)	791,209	799,619
Web.com Group, Inc., Senior Secured First Lien Term Loan, 4.500%, 10/27/2017	3,012,159	3,023,455

		78,403,688

Services - Consumer - 3.66%
Alliance Laundry Systems LLC, Senior Secured First Lien Term Loan, 4.260%, 12/10/2018	2,721,752	2,740,042
California Pizza Kitchen, Inc., Senior Secured First Lien Term Loan 5.250%, 03/29/2018	4,682,846	4,483,849
Knowledge Universe Education LLC, Senior Secured First Lien Term Loan, 5.250%, 03/18/2021	3,461,474	3,517,723
Monitronics International, Inc., Senior Secured First Lien Term B Loan, 4.250%, 03/23/2018	8,344,023	8,372,684
Renaissance Learning, Inc., Senior Secured First Lien Initial Term Loan, 4.500%, 04/09/2021	2,800,000	2,803,500
Service Master Co., Senior Secured First Lien Term Loan, L+3.25%, 06/25/2021(b)	3,688,073	3,688,664
ServiceMaster, Senior Secured First Lien Extended Term Loan, 6.500%, 01/31/2017	4,987,310	4,993,718
Spin Holdco, Inc. (aka Coinmach Corp.), Senior Secured First Lien Initial Term Loan, 4.250%, 11/14/2019	802,419	804,855

		31,405,035

Telecommunications - 4.09%
Avaya, Inc., Senior Secured Extended First Lien Term B-3 Loan, 4.734%, 10/26/2017	6,422,261	6,301,843
ConvergeOne Holdings Corp., Senior Secured First Lien Initial Term Loan, 6.000%, 06/17/2020	2,857,143	2,864,286
Fairpoint Communications, Inc., Senior Secured First Lien Term Loan, 7.500%, 02/14/2019	2,184,470	2,266,846
Fibertech Networks LLC (aka Firefox), Senior Secured First Lien Term Loan, 4.000%, 12/18/2019	5,294,419	5,317,581

30	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Telecommunications (continued)
Hargray Communications (DPC Acquisitions), Senior Secured First Lien Term Loan, 4.750%, 06/26/2019	$2,970,000	$2,987,642
Nextgen Finance, LLC, Senior Secured First Lien Term B Loan, 5.000%, 05/31/2021	2,000,000	2,001,250
Wide Open West Finance LLC, Senior Secured First Lien Term B Loan, 4.750%, 04/01/2019	3,941,102	3,958,345
Zayo Group LLC (Zayo Capital, Inc.), Senior Secured First Lien Term Loan, 3.234%, 07/02/2019	9,369,341	9,394,732

		35,092,525

Transportation Consumer - 2.27%
Air Medical Group Holdings, Inc., Senior Secured First Lien Term B-1 Loan, 5.000%, 06/30/2018	6,541,381	6,574,088
Lineage Logistics LLC, Senior Secured First Lien Term Loan, 4.500%, 04/07/2021	6,938,323	6,910,847
Sabre, Inc., Senior Secured First Lien Term B Loan, 4.250%, 02/19/2019	5,940,785	5,964,281

		19,449,216

Utilities Electric - 3.11%
Atlantic Power Co., Senior Secured First Lien Term Loan, 4.750%, 02/24/2021	1,120,355	1,135,065
Bayonne Energy Center LLC, Senior Secured First Lien Term B Loan, L+3.50%, 06/24/2021(b)	353,774	357,311
Empire Generating Co. LLC, Senior Secured First Lien Term B Loan, 5.250%, 03/15/2021	2,745,534	2,776,422
Empire Generating Co. LLC, Senior Secured First Lien Term C Loan, 5.250%, 03/15/2021	192,029	194,189
FREIF North American Power I LLC, Senior Secured First Lien Term B-1 Loan, 4.750%, 03/29/2019	3,603,701	3,648,748
FREIF North American Power I LLC, Senior Secured First Lien Term C-1 Loan, 4.750%, 03/29/2019	705,636	714,456
Moxie Liberty LLC, Senior Secured First Lien Term B-1 Loan, 7.500%, 08/21/2020	2,941,176	3,029,412
Moxie Patriot LLC, Senior Secured First Lien Term B-1 Loan, 6.750%, 12/18/2020	2,962,963	3,051,852
Panda Temple Power LLC, Senior Secured First Lien Term Loan, 7.250%, 04/03/2019	2,545,455	2,609,091
Sandy Creek Energy Associates LP, Senior Secured First Lien Term Loan, 5.000%, 11/09/2020	9,082,567	9,176,526

		26,693,072

Utilities, Oil & Gas - 0.35%
EquiPower Resources Holdings LLC, Senior Secured First Lien Term C Loan, 4.250%, 12/21/2019	3,004,927	3,028,411

Wholesale - 0.63%
Envision Pharmaceutical Services, Inc., Senior Secured First Lien Term Loan, 5.750%, 11/04/2020	5,370,358	5,430,774

TOTAL FLOATING RATE LOAN INTERESTS (Cost $939,910,616)		946,018,214

CORPORATE BONDS - 34.37%
Aerospace and Defense - 0.24%
Erickson, Inc., Senior Secured Bond, Series WI, 8.250%, 05/01/2020	2,000,000	2,065,000

Banking, Finance and Real Estate - 1.18%
Forestar USA Real Estate Group, Inc., Senior Secured Bond, 8.500%, 06/01/2022(c)	1,650,000	1,716,000
HUB International Ltd., Senior Unsecured Bond, 7.875%, 10/01/2021(c)	2,000,000	2,152,500
Jefferies Finance LLC, Senior Unsecured Bond, 6.875%, 04/15/2022(c)	1,450,000	1,475,375
Legacy Reserves LP / Legacy Reserves Finance Corp., Senior Unsecured Bond, 6.625%, 12/01/2021(c)	2,650,000	2,703,000
Opal Acquisition, Inc. (aka One Call Medical, Inc.), Senior Unsecured Bond, 8.875%, 12/15/2021(c)	2,000,000	2,112,500

		10,159,375

Semi-Annual Report | June 30, 2014	31

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Beverage, Food and Tobacco - 1.08%
Del Monte Foods Co., Senior Unsecured Bond, 7.625%, 02/15/2019	$3,504,000	$3,655,898
Dole Food Co., Inc., Senior Secured Bond, 7.250%, 05/01/2019(c)	500,000	506,875
Post Holdings, Inc., Senior Unsecured Bond, 6.750%, 12/01/2021(c)	2,250,000	2,393,438
U.S. Foods, Inc., Senior Unsecured Bond, 8.500%, 06/30/2019	2,500,000	2,678,750

		9,234,961

Capital Equipment - 0.50%
Terex Corp., Senior Unsecured Bond, 6.000%, 05/15/2021	4,000,000	4,330,000

Chemicals, Plastics and Rubber - 0.88%
PetroLogistics LP / PetroLogistics Finance Corp., Senior Unsecured Bond, 6.250%, 04/01/2020	1,000,000	1,095,000
Pinnacle Operating Corp., Senior Secured Bond, 9.000%, 11/15/2020(c)	2,000,000	2,175,000
VWR Funding, Inc., Senior Unsecured Bond, 7.250%, 09/15/2017	4,000,000	4,245,000

		7,515,000

Construction and Building - 0.21%
Century Communities, Inc., Senior Unsecured Bond, 6.875%, 05/15/2022(c)	250,000	256,875
Zachry Holdings, Inc., Senior Unsecured Bond, 7.500%, 02/01/2020(c)	1,450,000	1,562,375

		1,819,250

Consumer Goods Durable - 0.76%
Serta Simmons Holdings LLC, Senior Unsecured Bond, 8.125%, 10/01/2020(c)	6,000,000	6,555,000

Consumer Goods Non Durable - 1.50%
Armored AutoGroup, Inc., Senior Unsecured Bond, 9.250%, 11/01/2018	4,850,000	5,128,875
Revlon Consumer Products Corp., Senior Unsecured Bond, Series WI, 5.750%, 02/15/2021	6,000,000	6,195,000
Wolverine World Wide, Inc., Senior Unsecured Bond, 6.125%, 10/15/2020	1,400,000	1,515,500

		12,839,375

Containers, Packaging and Glass - 1.16%
Beverage Packaging Holdings Luxembourg II SA, Senior Unsecured Bond, 6.000%, 06/15/2017(c)	700,000	719,250
Exopack Holdings SA, Senior Secured Bond, 7.875%, 11/01/2019(c)	750,000	806,250
Reynolds Group Holdings, Inc., Senior Unsecured Bond:
8.500%, 05/15/2018	4,000,000	4,190,000
5.750%, 10/15/2020	4,000,000	4,240,000

		9,955,500

Energy, Oil and Gas - 6.70%
Alta Mesa Holdings LP, Senior Unsecured Bond, 9.625%, 10/15/2018	4,400,000	4,642,000
Atlas Energy LP, Senior Unsecured Bond, 7.750%, 01/15/2021(c)	2,550,000	2,652,000
CrownRock LP / CrownRock Finance, Inc., Senior Unsecured Bond, 7.125%, 04/15/2021(c)	5,000,000	5,300,000
CVR Refining/Coffeyville Finance, Inc., Senior Secured Bond, 6.500%, 11/01/2022	5,000,000	5,300,000
Energy XXI Gulf Coast, Inc., Senior Unsecured Bond, 6.875%, 03/15/2024(c)	2,000,000	2,045,000
Everest Acquisition LLC, Senior Unsecured Bond, 7.750%, 09/01/2022	2,000,000	2,265,000
Genesis Energy LP / Genesis Energy Finance Corp., Senior Unsecured Bond, 5.750%, 02/15/2021	2,000,000	2,090,000
Lightstream Resources Ltd., Senior Unsecured Bond, 8.625%, 02/01/2020(c)	2,600,000	2,743,000
NGL Energy Partners LP, Senior Unsecured Bond, 5.125%, 07/15/2019(c)	2,200,000	2,216,500
QR Energy LP / QRE Finance Corp., Senior Unsecured Bond, 9.250%, 08/01/2020	1,500,000	1,646,250
Resolute Energy Corp., Senior Unsecured Bond, 8.500%, 05/01/2020	2,900,000	3,037,750
Rice Energy, Inc., Senior Unsecured Bond, 6.250%, 05/01/2022(c)	4,900,000	5,028,625
Sanchez Energy Corp., Senior Unsecured Bond, 6.125%, 01/15/2023(c)	1,750,000	1,811,250
SandRidge Energy, Inc., Senior Unsecured Bond, 7.500%, 02/15/2023	4,000,000	4,360,000

32	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Energy, Oil and Gas (continued)
Sidewinder Drilling, Inc., Senior Unsecured Bond, 9.750%, 11/15/2019(c)	$4,250,000	$4,335,000
Swift Energy Co., Senior Unsecured Bond,:
8.875%, 01/15/2020	1,500,000	1,605,000
7.875%, 03/01/2022	1,500,000	1,575,000
Talos Production LLC / Talos Production Finance, Inc., Senior Unsecured Bond, 9.750%, 02/15/2018(c)	2,000,000	2,130,000
Western Refining, Inc., Senior Unsecured Bond, 6.250%, 04/01/2021	2,500,000	2,625,000

		57,407,375

Exploration & Production - 0.49%
Linn Energy LLC, Senior Unsecured Bond, 7.250%, 11/01/2019	4,000,000	4,210,000

Healthcare and Pharmaceuticals - 0.45%
Aurora Diagnostics Holdings LLC, Senior Unsecured Bond, 10.750%, 01/15/2018	500,000	422,500
MPH Acquisition Holdings LLC, Senior Unsecured Bond, 6.625%, 04/01/2022(c)	600,000	630,000
Salix Pharmaceuticals Ltd., Senior Unsecured Bond, 6.000%, 01/15/2021(c)	600,000	645,000
Valeant Pharmaceuticals, Inc., Senior Unsecured Bond, 6.375%, 10/15/2020(c)	2,000,000	2,132,500

		3,830,000

High Tech Industries - 2.87%
Blackboard, Inc., Senior Unsecured Bond, 7.750%, 11/15/2019(c)	6,250,000	6,562,500
Entegris, Inc., Senior Unsecured Bond, 6.000%, 04/01/2022(c)	1,250,000	1,293,750
Sanmina-SCI Corp., Senior Secured Bond, 4.375%, 06/01/2019(c)	750,000	750,937
Sanmina-SCI Corp., Senior Unsecured Bond, 7.000%, 05/15/2019(c)	4,000,000	4,220,000
Viasystems, Inc., Senior Unsecured Bond, 7.875%, 05/01/2019(c)	10,002,000	10,627,125
Waterjet Holdings, Inc., Senior Secured Bond, 7.625%, 02/01/2020(c)	1,100,000	1,171,500

		24,625,812

Hotels, Gaming and Leisure - 1.83%
Mood Media Corp., Senior Unsecured Bond, 9.250%, 10/15/2020(c)	9,850,000	8,963,500
NCL Corp. Ltd., Senior Unsecured Bond, Series WI, 5.000%, 02/15/2018	3,250,000	3,371,875
Six Flags Theme Parks, Inc., Senior Unsecured Bond, 5.250%, 01/15/2021(c)	3,250,000	3,339,375

		15,674,750

Media Advertising, Printing and Publishing - 0.12%
Southern Graphics, Inc., Senior Unsecured Bond, 8.375%, 10/15/2020(c)	1,000,000	1,065,000

Media Broadcasting and Subscription - 2.60%
Cablevision Systems Corp., Senior Unsecured Bond, 5.875%, 09/15/2022	4,000,000	4,090,000
CCO Holdings, Inc., Senior Unsecured Bond, 5.125%, 02/15/2023	5,050,000	5,094,187
Cequel Communications LLC, Senior Unsecured Bond, 6.375%, 09/15/2020(c)	8,500,000	9,073,750
Univision Communications, Inc., Senior Unsecured Bond, 6.750%, 09/15/2022(c)	3,604,000	4,004,945

		22,262,882

Media Diversified and Production - 0.13%
Live Nation Entertainment, Inc., Senior Secured Bond, 7.000%, 09/01/2020(c)	1,000,000	1,100,000

Metals and Mining - 0.16%
Prince Mineral Holding Corp., Senior Unsecured Bond, 11.500%, 12/15/2019(c)	1,200,000	1,359,000

Retail - 1.44%
Ferrellgas LP / Ferrellgas Finance Corp., Senior Unsecured Bond, 6.750%, 01/15/2022(c)	650,000	682,500
Hillman Group, Inc., Senior Unsecured Bond, 6.375%, 07/15/2022(c)	1,300,000	1,306,500
Logan’s Roadhouse, Inc., Senior Unsecured Bond, 10.750%, 10/15/2017	6,044,000	4,940,970
New Academy Finance Co., LLC, Senior Unsecured Bond, 8.000%, 06/15/2018(c)(d)	3,000,000	3,071,250

Semi-Annual Report | June 30, 2014	33

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

	Principal Amount	Market Value

Retail (continued)
Petco Holdings, Inc., Senior Unsecured Bond, 8.500%, 10/15/2017(c)(d)	$2,300,000	$2,363,250

		12,364,470

Services - Business - 1.41%
Ceridian Corp., Senior Unsecured Bond, 8.125%, 11/15/2017(c)	1,250,000	1,265,625
Envision Healthcare Corp., Senior Unsecured Bond, 5.125%, 07/01/2022(c)	1,650,000	1,668,563
FTI Consulting, Inc., Senior Unsecured Bond, 6.000%, 11/15/2022	1,800,000	1,860,750
Global A&T Electronics Ltd., Senior Unsecured Bond, 10.000%, 02/01/2019(c)	4,000,000	3,380,000
Live Nation Entertainment, Inc., Senior Unsecured Bond, 5.375%, 06/15/2022(c)	1,750,000	1,780,625
SFX Entertainment, Inc., Senior Secured Bond, 9.625%, 02/01/2019(c)	2,000,000	2,110,000

		12,065,563

Services - Consumer - 0.31%
Aramark Services, Inc., Senior Unsecured Bond, Series WI, 5.750%, 03/15/2020	1,500,000	1,593,750
Monitronics International, Inc., Senior Unsecured Bond, 9.125%, 04/01/2020	1,000,000	1,072,500

		2,666,250

Telecommunications - 5.44%
Avaya, Inc., Senior Secured Bond, 9.000%, 04/01/2019(c)	3,000,000	3,131,250
Cincinnati Bell, Inc. (aka Broadwing, Inc.), Senior Unsecured Bond, 8.750%, 03/15/2018	4,643,000	4,875,150
Crown Castle International Corp., Senior Unsecured Bond, 5.250%, 01/15/2023	2,000,000	2,095,000
Fairpoint Communications, Inc., Senior Secured Bond, 8.750%, 08/15/2019(c)	3,000,000	3,247,500
Frontier Communications Corp., Senior Unsecured Bond, 7.125%, 01/15/2023	4,000,000	4,260,000
GCI, Inc., Senior Unsecured Bond, 6.750%, 06/01/2021	6,000,000	6,093,750
MetroPCS Wireless, Inc., Senior Unsecured Bond, Series WI, 6.250%, 04/01/2021	2,000,000	2,132,500
Numericable Finance & Co. S.C.A., Senior Secured Bond, 6.000%, 05/15/2022(c)	2,250,000	2,342,813
Sorenson Communications, Inc., Senior Secured Bond, 9.000%, 04/15/2021(c)	1,530,612	1,385,204
Sorenson Communications, Inc., Senior Unsecured Bond, 13.000%, 10/31/2021(c)(d)	1,163,265	1,076,020
Sprint Corp., Senior Unsecured Bond, 7.875%, 09/15/2023(c)	4,750,000	5,296,250
West Corp., Senior Unsecured Bond, 5.375%, 07/15/2022(c)	7,750,000	7,672,500
Windstream Corp., Senior Unsecured Bond, 6.375%, 08/01/2023	3,000,000	3,052,500

		46,660,437

Transportation Cargo - 0.91%
Kenan Advantage Group, Inc., Senior Unsecured Bond, 8.375%, 12/15/2018(c)	7,250,000	7,775,625

Transportation Consumer - 0.81%
Sabre Holdings, Corp., Senior Unsecured Bond, 8.500%, 05/15/2019(c)	2,302,000	2,563,853
US Airways, Inc., Senior Unsecured Bond, 6.125%, 06/01/2018	4,100,000	4,340,875

		6,904,728

Utilities Electric - 0.90%
NRG Energy, Inc., Senior Unsecured Bond:
6.250%, 07/15/2022(c)	750,000	800,625
6.625%, 03/15/2023	3,000,000	3,262,500
6.250%, 05/01/2024(c)	3,500,000	3,661,875

		7,725,000

Utilities, Oil & Gas - 0.29%
Vanguard Natural Resources LLC, Senior Unsecured Bond, 7.875%, 04/01/2020	2,250,000	2,446,875

TOTAL CORPORATE BONDS (Cost $285,418,956)		294,617,228

34	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Portfolio of Investments
June 30, 2014 (Unaudited)

Total Investments - 144.73% (Cost $1,225,329,572)	$1,240,635,442

Assets in Excess of Other Liabilities - 2.81%	24,090,307

Leverage Facility - (47.54)%	(407,500,000)

Net Assets - 100.00%	$857,225,749

Amounts above are shown as a percentage of net assets as of June 30, 2014.

(a)	The interest rate shown represents the rate at period end.
(b)

All or a portion of this position has not settled as of June 30, 2014. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $166,916,523, which represents approximately 19.47% of net assets as of June 30, 2014.

(d)	Option to convert to pay-in-kind security.

    See Notes to Financial Statements.

Semi-Annual Report | June 30, 2014	35

Blackstone / GSO Funds	Statements of Assets and Liabilities
June 30, 2014 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
ASSETS:
Investments, at value (Cost $418,640,980, $267,192,887 and $1,225,329,572, respectively) (including securities on loan)(a)	$ 422,461,189	$ 272,016,424	$ 1,240,635,442
Cash	17,440,088	5,562,190	39,192,515
Foreign Currency, at value (Cost $0, $0 and $77,674, respectively)	–	–	77,657
Receivable for investment securities sold	6,379,405	4,998,771	39,075,904
Interest receivable	1,837,256	2,011,914	8,049,832
Total return swap payments receivable	–	23,471	–
Deferred financing costs (Note 10)	1,302,534	–	–
Deposit held with broker for swap contracts	–	1,751,117	–
Total Assets	449,420,472	286,363,887	1,327,031,350

LIABILITIES:
Payable for investment securities purchased	13,611,210	11,063,105	59,285,070
Senior secured notes/leverage facility (Note 10)	96,000,000	–	407,500,000
Interest due on senior secured notes/leverage facility (Note 10)	137,448	–	232,670
Obligation to return collateral for securities on loan (Note 9)	–	32,609,155	–
Fees payable on swap contracts	–	11,212	–
Accrued investment advisory fee payable	726,718	485,457	2,112,593
Accrued trustees’ fees payable	31,420	39,018	36,456
Other payables and accrued expenses	534,980	376,142	638,812
Total Liabilities	111,041,776	44,584,089	469,805,601
	338,378,696	241,779,798	857,225,749

TERM PREFERRED SHARES: (NOTE 10)
Term Preferred Shares, plus distributions payable on preferred shares ($1,000 liquidation value per share, 48,000 shares issued and outstanding)	48,095,791	N/A	N/A
Total Term Preferred Shares	48,095,791	N/A	N/A
Net Assets Applicable to Common Shareholders	$ 290,282,905	$ 241,779,798	$ 857,225,749

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid-in capital	$ 290,337,445	$ 239,269,611	$ 844,962,622
Overdistributed net investment income	(2,640,828)	(1,866,349)	(3,881,051)
Accumulated net realized gain/(loss) on investment securities, swap contracts and short securities	(1,233,921)	(447,001)	838,323
Net unrealized appreciation on investment securities and swap contracts	3,820,209	4,823,537	15,305,855
Net Assets Applicable to Common Shareholders	$ 290,282,905	$ 241,779,798	$ 857,225,749

Common shares outstanding (unlimited shares authorized, par value $0.001 per share)	15,217,684	12,702,160	44,664,382
Net asset value per common share	$ 19.08	$ 19.03	$ 19.19

(a) Securities on loan with values of $0, $31,994,949 and $0, respectively. See Note 9.

See Notes to Financial Statements.
36	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund
INVESTMENT INCOME:
Interest	$ 11,078,007	$ 7,963,266	$ 34,625,863
Facility and other fees	220,231	36,071	488,387
Total Investment Income	11,298,238	7,999,337	35,114,250

EXPENSES:
Investment advisory fee	2,162,630	1,443,404	6,238,481
Fund accounting and administration fees	324,394	216,511	935,772
Insurance expense	22,100	15,272	98,357
Legal and audit fees	90,991	62,919	125,453
Custodian fees	120,037	148,207	175,849
Trustees’ fees and expenses	70,710	68,187	68,105
Printing expense	18,983	10,798	44,330
Transfer agent fees	10,137	9,570	9,193
Securities lending agent fees	–	85,582	–
Interest expense - Short Sale	–	19,261	–
Interest on senior secured notes/leverage facility	861,176	–	2,019,010
Amortization of deferred financing costs (Note 10)	221,368	–	–
Other expenses	57,767	46,600	70,245
Total Expenses	3,960,293	2,126,311	9,784,795
Net Investment Income	7,337,945	5,873,026	25,329,455

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investment securities	(2,264,853)	(1,467,568)	855,435
Securities sold short	–	54,989	–
Total return swap contracts	–	245,948	–
Credit default swap contracts	–	13,139	–
Foreign currency transactions	–	–	(11,173)
Net realized gain/(loss):	(2,264,853)	(1,153,492)	844,262
Change in unrealized appreciation/(depreciation) on:
Investment securities	1,948,779	2,134,473	6,090,085
Securities sold short	–	(34,228)	–
Total return swap contracts	–	(16,462)	–
Translation of assets and liabilities in foreign currency transactions	–	–	(85)
Net unrealized gain:	1,948,779	2,083,783	6,090,000
Net Realized and Unrealized Gain/(Loss) on Investments	(316,074)	930,291	6,934,262

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income	(599,522)	–	–
From net realized gains	–	–	–
Total Distributions to Preferred Shareholders	(599,522)	N/A	N/A
Net Increase in Net Assets Attributable to Common Shares from Operations	$ 6,422,349	$ 6,803,317	$ 32,263,717

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2014	37

Blackstone / GSO Funds	Statements of Changes in Net Assets

	Senior Floating Rate Term Fund		Long-Short Credit Income Fund		Strategic Credit Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
FROM OPERATIONS:
Net investment income	$7,337,945	$17,727,133	$5,873,026	$14,412,808	$25,329,455	$53,822,774
Net realized gain/(loss) on investment securities, foreign currency transactions, swap contracts and short securities	(2,264,853)	1,609,672	(1,153,492)	2,561,813	844,262	6,376,627
Change in unrealized appreciation/(depreciation) on investment securities, securities sold short, swap contracts and translation of assets and liabilities in foreign currency transactions	1,948,779	(329,316)	2,083,783	1,807,090	6,090,000	(622,878)
Distributions to preferred shareholders:
From net investment income	(599,522)	(1,188,502)	–	–	–	–
From net realized gains	–	(41,300)	–	–	–	–
Net Increase in Net Assets Attributable to Common Shares from Operations	6,422,349	17,777,687	6,803,317	18,781,711	32,263,717	59,576,523

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(9,434,348)	(16,097,795)	(7,722,913)	(15,552,282)	(29,210,506)	(53,951,185)
From net realized gains	–	(2,301,792)	–	(1,544,094)	–	(6,249,009)
From tax return of capital	–	–	–	–	–	(2,486,188)
Net Decrease in Net Assets from Distributions to Common Shareholders	(9,434,348)	(18,399,587)	(7,722,913)	(17,096,376)	(29,210,506)	(62,686,382)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common shares issued to stockholders from reinvestment of dividends	52,686	404,807	–	35,920	–	905,977
Net Increase from Capital Share Transactions	52,686	404,807	–	35,920	–	905,977
Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(2,959,313)	(217,093)	(919,596)	1,721,255	3,053,211	(2,203,882)

NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Beginning of period	293,242,218	293,459,311	242,699,394	240,978,139	854,172,538	856,376,420
End of period(a)	$290,282,905	$293,242,218	$241,779,798	$242,699,394	$857,225,749	$854,172,538

(a) Including undistributed/ (overdistributed) net investment income of:	$(2,640,828)	$55,097	$(1,866,349)	$(16,462)	$(3,881,051)	$–

See Notes to Financial Statements.
38	www.blackstone-gso.com

Blackstone / GSO Funds	Statements of Cash Flows
For the Six Months Ended June 30, 2014 (Unaudited)

	Senior Floating Rate Term Fund	Long-Short Credit Income Fund	Strategic Credit Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$7,021,871	$6,803,317	$32,263,717
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investment securities	(148,262,539)	(96,254,235)	(542,757,278)
Proceeds from disposition of investment securities	135,973,267	96,972,404	499,668,084
Proceeds from securities sold short transactions	–	(1,748,750)	–
Net payments received/(paid) on swap contracts	–	245,948	–
Other cost adjustments	–	–	598,941
Discounts and premiums amortized	(190,877)	(109,699)	(238,905)
Net realized gain on:
Investment securities	2,264,853	1,467,568	(855,435)
Securities sold short	–	(54,989)	–
Total return swap contracts	–	(245,948)	–
Net change in unrealized (appreciation)/depreciation on:
Investment securities	(1,948,779)	(2,134,473)	(6,090,085)
Securities sold short	–	34,228	–
Total return swap contracts	–	16,462	–
Translation of assets and liabilities in foreign currency transactions	–	–	85
Decrease in interest receivable	284,854	493,380	662,985
Decrease in deferred financing costs	221,368	–	–
Decrease in deposits held with broker for total return swap contracts	–	3,180,000	–
Increase in swap payments receivable	–	(20,015)	–
Decrease in segregated cash held for short sales	–	1,748,713	–
Decrease in prepaid expenses and other assets	30,546	14,627	78,793
Decrease in fees payable on swap contracts	–	(52,019)	–
Decrease in interest due on senior secured notes/loan facility	(5,680)	–	(482,740)
Decrease in interest payable - margin account	–	(45,639)	–
Increase in accrued investment advisory fees payable	355,274	237,806	1,055,620
Increase in accrued trustees’ fees payable	14,837	10,435	8,873
Increase in other payables and accrued expenses	34,748	19,453	165,368
Net Cash Provided by/(Used in) Operating Activities	(4,206,257)	10,578,574	(15,921,977)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in leverage facility	–	–	17,500,000
Decrease in collateral for securities on loan	–	(5,610,255)	–
Distributions paid - common shareholders - net	(9,381,662)	(7,722,913)	(29,210,506)
Distributions paid - term preferred shares - net	(603,295)	–	–
Net Cash Provided by/(Used in) Financing Activities	(9,984,957)	(13,333,168)	(11,710,506)

Effect of exchange rates on cash	–	–	(85)

Net Decrease in Cash	(14,191,214)	(2,754,594)	(27,632,568)
Cash, beginning balance	$31,631,302	$8,316,784	$66,902,740
Cash, ending balance	$17,440,088	$5,562,190	$39,270,172

Supplemental disclosure of cash flow information:
Cash paid on interest on senior secured notes/leverage facility	$866,856	$–	$2,501,750
Cash paid for interest on securities lending	$–	$85,582	$–

Supplemental schedule of non-cash financing activities:
Common shares issued in reinvestment of distributions to common shareholders	52,686	–	–

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2014	39

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Period May 26, 2010 (Commencement of Operations) to December 31, 2010
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.27		$19.31	$18.81	$19.63	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48		1.17	1.36	1.34	0.62
Net realized and unrealized gain/(loss) on investments	(0.01)		0.08	0.65	(0.70)	0.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income(a)	(0.04)		(0.08)	(0.08)	(0.08)	(0.03)
From net realized gains	–		0.00	(0.01)	–	–
Total Income from Investment Operations	0.43		1.17	1.92	0.56	1.23

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.62)		(1.06)	(1.23)	(1.23)	(0.66)
From net realized gains	–		(0.15)	(0.19)	(0.15)	–
Total Distributions to Common Shareholders	(0.62)		(1.21)	(1.42)	(1.38)	(0.66)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–	–	–	(0.04)
Total Capital Share Transactions	–		–	–	–	(0.04)

Net asset value per common share - end of period	$19.08		$19.27	$19.31	$18.81	$19.63

Market price per common share - end of period	$17.91		$18.85	$20.33	$18.36	$19.96

Total Investment Return - Net Asset Value(b)	2.39%		6.27%	10.51%	3.05%	6.37%
Total Investment Return - Market Price(b)	(1.75%)		(1.26%)	19.20%	(1.08%)	3.29%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$290,283		$293,242	$293,459	$285,298	$297,206
Ratio of expenses to average net assets attributable to common shares(c)	2.73%	(d)	2.73%	2.78%	2.79%	2.41%(d)
Ratio of net investment income to average net assets attributable to common shares(c)	5.07%	(d)	6.02%	7.04%	6.91%	5.37%(d)
Ratio of expenses to average managed assets(c)(e)	1.83%	(d)	1.83%	1.87%	1.87%	1.83%(d)
Portfolio turnover rate	32%		85%	73%	94%	55%

TERM PREFERRED SHARES:
Liquidation value, end of period, including dividends payable on Term Preferred Shares (000s)	$48,096		$48,100	$48,109	$48,118	$48,109
Total shares outstanding (000s)	48		48	48	48	48
Asset coverage per share	$3,015	(f)	$3,035(f)	$7,116(g)	$6,946 (g)	$7,194(g)
Liquidation preference per share	$1,000		$1,000	$1,000	$1,000	$1,000

BORROWINGS:
Aggregate principal amount, end of period (000s)	$96,000		$96,000	$96,000	$96,000	$96,000
Average borrowings outstanding during the period (000s)	$96,000		$96,000	$96,000	$96,000	$61,527
Asset coverage, end of period per $1,000	$4,525	(h)	$4,556(h)	$4,057(i)	$3,972 (i)	$4,096(i)

40	www.blackstone-gso.com

Blackstone / GSO Senior Floating Rate Term Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Ratios do not reflect dividend payments to preferred shareholders.
(d)	Annualized.
(e)	Average managed assets represent net assets applicable to common shares plus liquidation value of Term Preferred Shares and principal value of senior secured notes payable.
(f)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the sum of the Term Preferred Shares and the Senior Secured Notes and then multiplying by $1,000.

(g)	Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares) from the Fund’s total assets and dividing by the number of Term Preferred Shares outstanding.
(h)

Calculated by subtracting the Fund’s total liabilities (excluding Term Preferred Shares and Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

(i)

Calculated by subtracting the Fund’s total liabilities (including Term Preferred Shares but excluding Senior Secured Notes) from the Fund’s total assets and dividing by the principal amount of Senior Secured Notes and then multiplying by $1,000.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2014	41

Blackstone / GSO Long-Short Credit Income Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Period January 27, 2011 (Commencement of Operations) to December 31, 2011
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.11		$18.97	$18.10	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.46		1.13	1.22	0.86
Net realized and unrealized gain/(loss) on investments	0.07		0.36	0.95	(0.74)
Total Income from Investment Operations	0.53		1.49	2.17	0.12

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.61)		(1.23)	(1.30)	(0.84)
From net realized gains	–		(0.12)	–	–
From tax return of capital	–		–	–	(0.24)
Total Distributions to Common Shareholders	(0.61)		(1.35)	(1.30)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–	–	(0.04)
Total Capital Share Transactions	–		–	–	(0.04)

Net asset value per common share - end of period	$19.03		$19.11	$18.97	$18.10

Market price per common share - end of period	$17.73		$17.87	$18.75	$17.06

Total Investment Return - Net Asset Value(b)	3.01%		8.34%	12.45%	0.56%
Total Investment Return - Market Price(b)	2.64%		2.50%	17.92%	(9.48%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$241,780		$242,699	$240,978	$229,732
Ratio of expenses to average net assets attributable to common shares	1.77	%(c)	1.85%	1.82%	1.78%	(c)
Ratio of expenses to average net assets excluding interest expense on short sales attributable to common shares	1.75	%(c)	1.83%	1.82%	1.78%	(c)
Ratio of net investment income to average net assets attributable to common shares	4.88	%(c)	5.94%	6.54%	5.00%	(c)
Portfolio turnover rate	33%		80%	77%	104%

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.

See Notes to Financial Statements.
42	www.blackstone-gso.com

Blackstone / GSO Strategic Credit Fund	Financial Highlights
For a Share Outstanding Throughout the Periods Indicated

	For the Six Months Ended June 30, 2014 (Unaudited)		For the Year Ended December 31, 2013	For the Period September 26, 2012 (Commencement of Operations) to December 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$19.12		$19.19	$19.10
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57		1.21	0.14
Net realized and unrealized gain on investments	0.15		0.12	0.22
Total Income from Investment Operations	0.72		1.33	0.36

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(0.65)		(1.21)	(0.13)
From net realized gains	–		(0.14)	(0.01)
From tax return of capital	–		(0.05)	(0.09)
Total Distributions to Common Shareholders	(0.65)		(1.40)	(0.23)

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in capital	–		–	(0.04)
Total Capital Share Transactions	–		–	(0.04)

Net asset value per common share - end of period	$19.19		$19.12	$19.19

Market price per common share - end of period	$17.77		$17.80	$18.55

Total Investment Return - Net Asset Value(b)	4.09%		7.48%	1.73%
Total Investment Return - Market Price(b)	3.53%		3.51%	(6.09%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$857,226		$854,173	$856,376
Ratio of expenses to average net assets attributable to common shares	2.30%	(c)	2.21%	1.33%	(c)
Ratio of net investment income to average net assets attributable to common shares	5.96%	(c)	6.26%	2.79%	(c)
Ratio of expenses to average managed assets(d)	1.57%	(c)	1.57%	1.32%	(c)
Portfolio turnover rate	42%		73%	11%

BORROWINGS:
Aggregate principal amount, end of period (000s)	$407,500		$390,000	$125,000
Average borrowings outstanding during the period (000s)	$401,250		$357,342	$125,000	(e)
Asset coverage, end of period per $1,000	$3,104		$3,190	$7,851

(a)	Calculated using average common shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any, and are not annualized.

(c)	Annualized.
(d)	Average managed assets represent net assets applicable to common shares plus principal value of leverage facility.
(e)	Since first borrowing was made on December 27, 2012.

See Notes to Financial Statements.
Semi-Annual Report | June 30, 2014	43

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

NOTE 1. ORGANIZATION

Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), is a diversified, closed-end management investment company. BSL was organized as a Delaware statutory trust on March 4, 2010. BSL was registered under the Investment Company Act of 1940, as amended (the “1940 Act”), on March 5, 2010. BSL commenced operations on May 26, 2010. Prior to that date, BSL had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BSL to GSO / Blackstone Debt Funds Management LLC (the “Adviser”) at a price of $19.10 per share. The Adviser serves as BSL’s investment adviser. BSL’s common shares are listed on the New York Stock Exchange (the “Exchange”) and trade under the ticker symbol “BSL.”

Absent shareholder approval to extend the term of BSL, BSL will dissolve on or about May 31, 2020. Upon dissolution, BSL will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities. Pursuant to BSL’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the shareholders entitled to vote (as defined in the 1940 Act) may extend the life of BSL. If approved, the dissolution date of BSL may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of BSL may be extended an unlimited number of times.

Blackstone / GSO Long-Short Credit Income Fund (“BGX”) is a diversified closed-end management investment company. BGX was organized as a Delaware statutory trust on October 22, 2010. BGX was registered under the 1940 Act on October 26, 2010. BGX commenced operations on January 27, 2011. Prior to that, BGX had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGX to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGX. BGX’s common shares are listed on the Exchange and trade under the ticker symbol “BGX.”

BGX and BSL were previously classified as non-diversified investment companies for purposes of the 1940 Act. As a result of ongoing operations, BGX and BSL are now classified as diversified companies, which means that with respect to 75% of those funds’ total assets, no more than 5% of those funds’ total assets may be invested in any one issuer, excepting cash and cash items, U.S. government securities and securities of other investment companies. BGX and BSL may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

Blackstone / GSO Strategic Credit Fund (“BGB” and collectively with BSL and BGX, the “Funds”) is a non-diversified closed-end management investment company. BGB was organized as a Delaware statutory trust on March 28, 2012. BGB was registered under the 1940 Act on April 6, 2012. BGB commenced operations on September 26, 2012. Prior to that, BGB had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest in BGB to the Adviser at a price of $19.10 per share. The Adviser serves as the investment adviser for BGB. BGB’s common shares are listed on the Exchange and trade under the ticker symbol “BGB.”

BGB will dissolve on or about September 15, 2027, absent shareholder approval to extend such term. Upon dissolution, BGB will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Pursuant to BGB’s Agreement and Declaration of Trust, prior to the date of dissolution a majority of the Board of Trustees, with the approval of a majority of the outstanding voting securities entitled to vote (as defined in the 1940 Act), may extend the life of BGB. If approved, the dissolution date of the Fund may be extended by a period of two years or such shorter time as may be determined. However, the dissolution date of the Fund may be extended an unlimited number of times.

BSL’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. Under normal market conditions, at least 80% of BSL’s assets will be invested in senior secured, floating rate loans (“Senior Loans”).

BGX’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. BGX seeks to achieve its investment objectives by employing a dynamic long-short strategy in a diversified portfolio of loans and fixed-income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (“Secured Loans”) and high-yield corporate debt securities of varying maturities. BGX’s long positions in loans and fixed-income instruments will typically be rated below investment grade at the time of purchase. BGX’s long positions, either directly or through the use of derivatives, may total up to 130% of BGX’s net assets. BGX‘s short positions, either directly or through the use of derivatives, may total up to 30% of BGX’s net assets.

BGB’s primary investment objective is to seek high current income, with a secondary objective to seek preservation of capital, consistent with its primary goal of high current income. The Fund will seek to achieve its investment objectives by investing primarily in a diversified portfolio of loans and other fixed income instruments of predominantly U.S. corporate issuers, including first- and second-lien secured loans (‘‘Senior Secured Loans’’) and high yield corporate bonds of varying maturities. Under normal market conditions, at least 80% of BGB’s assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics.

44	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

Senior Loans, Secured Loans and Senior Secured Loans are referred to collectively as “Loans” throughout the Notes to Financial Statements.

BGB is classified as “non-diversified” under the 1940 Act. As a result, BGB can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. BGB may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political, or regulatory occurrence.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The preparation of their financial statements is in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Each Fund is considered an investment company for financial reporting purposes under GAAP. Actual results could differ from those estimates and these differences could be material.

Portfolio Valuation: Each Fund’s net asset value (“NAV”) is determined daily on each day that the Exchange is open for business, as of the close of the regular trading session on the Exchange. Each Fund calculates NAV per share by subtracting liabilities (including accrued expenses or dividends) from the total assets of such Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of such Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized Loan Obligations (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Corporate bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts. Total return swaps are marked to market daily using prices of the underlying floating rate loans, which are then applied to the corresponding swap. Prices for the underlying floating rate loans are provided by the same nationally recognized loan pricing service. Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser under procedures established by, and under the general supervision and responsibility of, the Funds’ Boards of Trustees.

Various inputs are used to determine the value of the Funds’ investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2 — Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The valuation techniques used by the Funds to measure fair value during the six months ended June 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs. The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities.

Semi-Annual Report | June 30, 2014	45

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

The following tables summarize the valuation of the Funds’ investments under the fair value hierarchy levels as of June 30, 2014:

Blackstone / GSO Senior Floating Rate Term Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Chemicals, Plastics and Rubber	$–	$8,057,217	$7,016,728	$15,073,945
Consumer Goods Durable	–	12,301,361	428,048	12,729,409
Containers, Packaging and Glass	–	12,391,323	2,042,500	14,433,823
Energy, Oil and Gas	–	20,961,771	4,702,484	25,664,255
Healthcare and Pharmaceuticals	–	33,802,309	4,713,308	38,515,617
High Tech Industries	–	46,933,878	2,327,885	49,261,763
Services - Business	–	34,510,759	2,399,750	36,910,509
Services - Consumer	–	9,800,361	1,507,407	11,307,768
Utilities Electric	–	7,209,960	3,040,632	10,250,592
Other	–	189,961,170	–	189,961,170
Corporate Bonds	–	18,352,338	–	18,352,338

Total	$–	$394,282,447	$28,178,742	$422,461,189

Blackstone /GSO Long-Short Credit Income Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$8,129,048	$810,309	$8,939,357
Chemicals, Plastics and Rubber	–	2,016,476	3,487,237	5,503,713
Containers, Packaging and Glass	–	3,661,811	570,937	4,232,748
Energy, Oil and Gas	–	3,332,156	5,246,005	8,578,161
Healthcare and Pharmaceuticals	–	15,961,714	1,725,701	17,687,415
High Tech Industries	–	23,721,475	3,090,820	26,812,295
Services - Business	–	17,901,148	1,599,833	19,500,981
Utilities Electric	–	3,752,790	2,277,669	6,030,459
Other	–	115,747,014	–	115,747,014
Collateralized Loan Obligation	–	–	1,098,310	1,098,310
Corporate Bonds	–	57,885,971	–	57,885,971

Total	$–	$252,109,603	$19,906,821	$272,016,424

Blackstone /GSO Strategic Credit Fund
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Floating Rate Loan Interests
Beverage, Food and Tobacco	$–	$33,631,717	$9,746,232	$43,377,949
Chemicals, Plastics and Rubber	–	24,282,245	12,634,700	36,916,945
Consumer Goods Non Durable	–	13,784,179	1,940,351	15,724,530
Containers, Packaging and Glass	–	38,679,188	6,421,448	45,100,636
Energy, Oil and Gas	–	44,859,100	11,551,133	56,410,233
Healthcare and Pharmaceuticals	–	65,205,903	9,948,960	75,154,863
High Tech Industries	–	136,995,936	9,183,835	146,179,771
Services - Business	–	65,514,137	12,889,551	78,403,688
Transportation Consumer	–	12,875,128	6,574,088	19,449,216
Utilities Electric	–	16,248,604	10,444,468	26,693,072
Other	–	402,607,311	–	402,607,311
Corporate Bonds	–	294,617,228	–	294,617,228

Total	$–	$1,149,300,676	$91,334,766	$1,240,635,442

*	Refer to each Fund’s Portfolio of Investments for a listing of securities by type.

46	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

The changes of the fair value of investments for which the Funds have used Level 3 inputs to determine the fair value are as follows:

Blackstone / GSO Senior Floating Rate Term Fund
Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2014

Floating Rate Loan Interests	$45,333,886	$13,584	$–	$(798,299)	$1,366,281	$13,065,564	$(8,853,997)	$428,048	$(22,376,325)	$28,178,742	$130,668

Total	$45,333,886	$13,584	$–	$(798,299)	$1,366,281	$13,065,564	$(8,853,997)	$428,048	$(22,376,325)	$28,178,742	$130,668

Blackstone / GSO Long-Short Credit Income Fund
Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2014

Floating Rate Loan Interests	$26,070,812	$12,430	$–	$(1,139,500)	$1,979,152	$7,327,179	$(6,388,280)	$ –	$(9,053,282)	$18,808,511	$141,478
Collateralized Loan Obligation	1,096,278	2,955	–	–	(923)	–	–	–	–	1,098,310	(923)
Swap Contracts	9,950	–	–	–	(9,950)	–	–	–	–	–	–

Total	$27,177,040	$15,385	$–	$(1,139,500)	$1,968,279	$7,327,179	$(6,388,280)	$ –	$(9,053,282)	$19,906,821	$140,555

Blackstone / GSO Strategic Credit Fund
Investments in Securities	Balance as of December 31, 2013	Accrued discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of June 30, 2014	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at June 30, 2014

Floating Rate Loan	$136,814,197	$18,052	$–	$246,274	$(572,933)	$15,590,533	$(23,513,661)	$8,010,681	$(45,258,377)	$91,334,766	$(1,047)

Total	$136,814,197	$18,052	$–	$246,274	$(572,933)	$15,590,533	$(23,513,661)	$8,010,681	$(45,258,377)	$91,334,766	$(1,047)

Semi-Annual Report | June 30, 2014	47

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

Information about Level 3 fair value measurements as of June 30, 2014:

Blackstone / GSO Senior Floating Rate Term Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$28,178,742	Third-party vendor pricing service	Vendor quotes

Blackstone / GSO Long-Short Credit Income Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Collateralized Loan Obligations	$1,098,310	Third-party vendor pricing service	Vendor quotes
Floating Rate Loan Interests	$18,808,511	Third-party vendor pricing service	Vendor quotes

Blackstone / GSO Strategic Credit Fund	Fair Value	Valuation Technique(s)	Unobservable Input(s)
Assets
Floating Rate Loan Interests	$91,334,766	Third-party vendor pricing service	Vendor quotes

The Funds evaluate transfers into or out of Level 1, 2 and 3 as of the end of the reporting period. There were no transfers between Level 1 and 2 during the period. Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were moved from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income, including accretion of discount and amortization of premium, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

When the Funds sell a floating rate loan interest they may pay an agency fee. The Funds earn facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned. All of these fees are shown on the Statement of Operations under “Facility and other fees.”

Federal Income Taxes: It is the policy of the Funds to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their earnings to their shareholders. While no federal income tax provision is required, in early 2014 BSL paid an excise tax liability of $19,095 relating to the tax year 2013. No federal income or excise tax provision is required for BGX or BGB.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

As of and during the six months ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Funds make monthly cash distributions of all or a portion of their net investment income to common shareholders. The Funds will distribute to common shareholders at least annually all or substantially all of their net investment income after the payment of dividends and interest, if any, owed with respect to outstanding preferred shares and/or borrowings, if applicable. The Funds intend to pay any capital gains distributions at least annually. If BSL realizes a long-term capital gain, it will be required to allocate such gain between the common shares and term preferred shares issued by BSL in proportion to the total dividends paid to each class for the year in which the income is realized.

NOTE 3. MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER AGREEMENTS

The Adviser, a wholly-owned subsidiary of GSO Capital Partners LP (collectively with its affiliates, “GSO”), is a registered investment adviser and is responsible for the day-to-day management of, and providing administrative and compliance oversight services to, the Funds. GSO is an affiliate of The Blackstone Group L.P.

For BSL, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BSL’s total assets (including any assets attributable to any leverage used) minus the sum of the BSL’s accrued liabilities (other than Fund liabilities incurred for any leverage) (“Managed Assets”). For BGX, the Adviser receives a monthly fee at the annual rate of 1.20% of the average daily value of BGX’s net assets (total assets of BGX

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Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

minus liabilities, including accrued expenses or dividends). For BGB, the Adviser receives a monthly fee at the annual rate of 1.00% of the average daily value of BGB’s Managed Assets.

Each Fund pays every Trustee who is not a director, officer, employee, or affiliate of GSO or ALPS (as defined below), a fee of $16,667 per annum, plus $2,500 per regular in-person joint meeting of the Board of Trustees. If such in-person regular board meeting is not held jointly, the respective Fund will pay each Trustee $3,000 for each such meeting attended. For each in-person special meeting of the Board of Trustees, each Fund will pay each Trustee $2,000 if held jointly, and $2,500 per applicable Fund if not held jointly. If a meeting is held telephonically the Funds will pay each Trustee $750 if held jointly, and $1,000 per applicable Fund if not held jointly. The Chairman of the Audit Committee and the Chairman of the Nominating and Governance Committee also each receive $2,500 per annum from each fund. The Lead Independent Trustee receives $2,667 from each Fund. In addition, for each joint meeting of a committee of the Board of Trustees that does not occur on a regular meeting or special meeting of the Funds, the Funds will each pay every committee member $750 for each such committee meeting attended. If such committee meeting is not held jointly, the respective Fund will pay each committee member $1,000 for each such meeting attended. The Funds will also reimburse independent Trustees for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds. Under the administration agreement, ALPS is responsible for calculating the net asset value of the common shares and generally managing the administrative affairs of the Funds. For each of BSL and BGB, ALPS receives a monthly fee at the annual rate of 0.15% of the average daily value of such Funds’ respective Managed Assets, subject to, in each case, a minimum annual fee of $350,000, plus out-of-pocket expenses. For BGX, ALPS receives a monthly fee at the annual rate of 0.18% of the average daily value of BGX’s net assets, also subject to a minimum annual fee of $350,000, plus out-of-pocket expenses. ALPS is not considered an affiliate of the Funds, as defined under the 1940 Act.

The Bank of New York Mellon serves as BSL’s and BGB’s custodian and JP Morgan Chase Bank, National Association (“JP Morgan Chase”) serves as BGX’s custodian. Computershare Shareowner Services, LLC, serves as the Funds’ transfer agent. The Bank of New York Mellon, Computershare Shareowner Services, LLC, and JP Morgan Chase are not considered affiliates of the Funds as defined under the 1940 Act.

NOTE 4. SECURITIES TRANSACTIONS

Investment transactions for the six months ended June 30, 2014, excluding temporary short-term investments, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold

Blackstone / GSO Senior Floating Rate Term Fund	$145,208,798	$135,013,015
Blackstone / GSO Long-Short Credit Income Fund	94,942,996	92,162,199
Blackstone / GSO Strategic Credit Fund	551,983,454	509,783,032

NOTE 5. CAPITAL

The Funds have authorized an unlimited number of $0.001 par value common shares.

Transactions in shares were as follows:

Blackstone / GSO Senior Floating Rate Term Fund	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

Common shares outstanding - beginning of period	15,214,886	15,193,991
Common shares issued as reinvestment of dividends	2,798	20,895

Common shares outstanding - end of period	15,217,684	15,214,886

Blackstone / GSO Long-Short Credit Income Fund	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013

Common shares outstanding - beginning of period	12,702,160	12,700,248
Common shares issued as reinvestment of dividends	–	1,912

Common shares outstanding - end of period	12,702,160	12,702,160

Semi-Annual Report | June 30, 2014	49

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

Blackstone / GSO Strategic Credit Fund
	For the Six Months Ended June 30, 2014 (Unaudited)	For the Year Ended December 31, 2013
Common shares outstanding - beginning of period	44,664,382	44,616,577
Common shares issued as reinvestment of dividends	–	47,805
Common shares outstanding - end of period	44,664,382	44,664,382

NOTE 6. SENIOR AND SECURED FLOATING RATE LOANS

BSL defines “Senior Loans” as first lien senior secured, floating rate loans that are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities (“Borrowers”), which operate in various industries and geographical regions. BGX includes first and second lien secured, floating rate loans in its definition of “Secured Loans.” Under normal market conditions, at least 80% of BSL’s Managed Assets will be invested in Senior Loans and 70% of BGX’s managed assets will be invested in Secured Loans. Under normal market conditions, at least 80% of BGB’s Managed Assets will be invested in credit investments comprised of corporate fixed income instruments and other investments (including derivatives) with similar economic characteristics. BGX defines its managed assets as net assets plus effective leverage obtained through securities lending, swap contract arrangements, and short selling or other derivative transactions (“BGX Managed Assets”). At June 30, 2014, 87.56% of BSL’s Managed Assets were held in Senior Loans, 81.20% of BGX’s Managed Assets were held in Secured Loans, and 98.25% of BGB’s Managed Assets were held in corporate fixed income instruments including Loans.

Loans hold a senior position in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower.

Loans often require prepayments from Borrowers’ excess cash flows or permit the Borrowers to repay at their election. The degree to which Borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, floating rate loans typically have an expected average life of two to four years. Floating rate loans typically have rates of interest which are re-determined periodically, either daily, monthly, quarterly or semi-annually by reference to a floating base lending rate, primarily the London Interbank Offered Rate (LIBOR), plus a premium or credit spread.

Loans are subject to the risk of payment defaults of scheduled interest or principal. Such non-payment could result in a reduction of income, a reduction in the value of the investment and a potential decrease in the net asset value of any of the Funds. Risk of loss of income is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation to the applicable Fund in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Second lien loans generally are subject to similar risks as those associated with investments in first lien loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. Second lien loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. At June 30, 2014, BSL, BGX and BGB had invested $23,732,932, $14,215,267 and $106,349,472, respectively, in second lien secured loans. Second lien secured loans are considered Secured Loans for BGX and Senior Secured Loans for BGB, but are not considered Senior Loans for BSL.

Loans can be rated below investment grade or may also be unrated. As a result, the risks associated with Loans may be similar to the risks of other below investment grade securities, although they are senior and secured in contrast to other below investment grade securities, which are often subordinated or unsecured. BSL, BGX and BGB typically invest in Loans rated below investment grade, which are considered speculative because of the credit risk of the Borrowers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to BSL, BGX and BGB, and such defaults could reduce net asset value and income distributions. The amount of public information available with respect to below investment grade loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Adviser will consider, and may rely in part on, analyses performed by others. The Adviser’s established best execution procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the Counterparty and Liquidity Sub-Committee of the Adviser. The factors considered by the Counterparty and Liquidity Sub-Committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets. The Counterparty and Liquidity Sub-Committee regularly reviews each broker-dealer counterparty based on the foregoing factors.

BSL, BGX and BGB may acquire Loans through assignments or participations. BSL, BGX and BGB typically acquire these Loans through assignment, and if a Fund acquires a Loan through participation, it will seek to elevate a participation interest into an assignment as soon as practicably possible.

50	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and BSL, BGX or BGB may not be able to unilaterally enforce all rights and remedies under the Loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in a typical situation when BSL, BGX or BGB must acquire a Loan through a participation. None of the Funds had outstanding participations as of June 30, 2014.

NOTE 7. TOTAL RETURN AND CREDIT DEFAULT SWAPS

BGX has entered into total return swaps and credit default swaps during the six month period ended June 30, 2014.

In a total return swap, BGX pays another party a fixed or floating short-term fee and receives in exchange the total return of underlying loans or debt securities. If the other party to a total return swap defaults, BGX’s risk of loss consists of the net amount of total return payments that BGX is contractually entitled to receive. BGX bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap. BGX is required to post collateral to cover this potential obligation. BGX may use total return swaps for financing, hedging or investment purposes (see further information in Note 10 – Leverage). For the purposes of Managed Assets, BGX will treat the value of a total return swap as the notional amount of the swap.

BGX may also use credit default swaps to express a negative credit view on a loan or other investment. If BGX purchases protection under a credit default swap and no credit event occurs on the reference obligation, BGX will have made a series of periodic payments and recover nothing of monetary value. However, if a credit event occurs on the reference obligation, BGX (if the buyer of protection) will receive the full notional value of the reference obligation through a cash payment in exchange for the reference obligation or alternatively, a cash payment representing the difference between the expected recovery rate and the full notional value.

The periodic swap payments received or made by BGX are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value, including the accrual of periodic amounts of interest, are recorded as unrealized appreciation (depreciation) and shown on BGX’s Statement of Operations. When the swap is terminated, BGX will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and BGX’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions. The Adviser selects only those counterparties that it believes are credit-worthy. BGX segregates sufficient assets as collateral to satisfy the current obligations with respect to total return and credit default swaps, and this is reflected as Deposit held with broker for swap contracts on BGX’s Statement of Assets and Liabilities.

Semi-Annual Report | June 30, 2014	51

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

The effect of derivative instruments on the Statements of Operations as of June 30, 2014 is as follows:

Blackstone / GSO Long-Short Credit Income Fund
Net Change in Unrealized
Risk Exposure	Statements of Operations Location	Net Realized Gain/(Loss)	Appreciation/(Depreciation)
Credit Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on Total return swap contracts / change in unrealized appreciation/(depreciation) on Total return swap contracts	$ 245,948	$ (16,462)
Credit Contracts (Credit Default Swap Contracts)	Net realized gain/(loss) on Credit default swap contracts	13,139	–
Total		$ 259,087	$ (16,462)

NOTE 8. COLLATERALIZED LOAN OBLIGATIONS

BGX has invested in Collateralized Loan Obligations (“CLOs”). A CLO is a financing company (generally called a Special Purpose Vehicle (“SPV”)), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Secured Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Secured Loans. When investing in CLOs, BGX will not invest in equity tranches, which are the lowest tranche. However, BGX may invest in lower tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. In addition, BGX intends to invest in CLOs consisting primarily of individual Secured Loans of Borrowers and not repackaged CLO obligations from other high risk pools. The underlying Secured Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the BGX’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

NOTE 9. SECURITIES LENDING

BGX may make secured loans of its marginable securities to brokers, dealers and other financial institutions amounting to no more than 30% of its net assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers and other financial institutions that are believed by the Adviser to be of relatively high credit standing.

Loans of securities are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to BGX, as the lender, an amount equal to any dividends or interest received on the securities lent. The collateral must have a market value at least equal to 100% of the market value of the loaned securities at all times during the duration of the loan.

BGX invests the cash collateral received in accordance with its investment objectives, subject to BGX’s agreement with the borrower of the securities. In the case of cash collateral, BGX typically pays a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for BGX.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, BGX, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by BGX if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. BGX may also call such loans in order to sell the securities involved. When engaged in securities lending, BGX’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by BGX in permissible investments.

As of June 30, 2014, BGX had securities on loan valued at $31,994,949 and received cash collateral with a value of $32,609,155 representing 13.23% and 13.49% of net assets, respectively.

52	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

NOTE 10. LEVERAGE

On August 13, 2010, BSL issued $96 million in aggregate principal amount of senior secured notes and 48,000 term preferred shares with an aggregate liquidation preference of $48 million, both rated “AAA” by Fitch Ratings. The senior secured notes and term preferred shares in combination represent total leverage of approximately 33% of BSL’s Managed Assets. BSL used the proceeds of the offerings to purchase additional assets for BSL’s portfolio. The final maturity date of the senior secured notes and the final redemption date of the term preferred shares is May 31, 2020, which coincides with the scheduled dissolution date of BSL.

Both the senior secured notes and the term preferred shares may be prepaid or redeemed at the option of BSL commencing on the second anniversary of issuance. In addition, both the senior secured notes and the term preferred shares are subject to mandatory prepayment or redemption a) if BSL fails to meet certain overcollateralization tests, b) after the expiration of the BSL’s reinvestment period, which ends on May 31, 2017, c) if the senior secured notes and term preferred shares have not been fully prepaid/redeemed six months prior to the final maturity date (May 31, 2020), or d) if BSL fails to pay dividends on the term preferred shares for six consecutive months. Should either the senior secured notes or the term preferred shares be prepaid/redeemed, either through an optional or mandatory prepayment/redemption, the remainder of the term preferred shares or the senior secured notes shall also become payable/redeemable on a pro-rata basis.

In connection with BSL’s issuance of senior secured notes and term preferred shares, certain costs were incurred by BSL and have been recorded as a deferred asset. These costs are being amortized over the period beginning August 13, 2010 (day of issuance) through May 31, 2017, the date on which mandatory prepayments commence. The deferred asset balance as of June 30, 2014 is shown on BSL’s Statement of Assets and Liabilities under Deferred financing costs. The amount of expense amortized during the six months ended June 30, 2014 is shown on BSL’s Statement of Operations under Amortization of deferred financing costs.

The weighted average interest rate of the $144 million aggregate amount of senior secured notes and term preferred shares is 1.78% over 3 month LIBOR. On a quarterly basis, BSL pays a floating rate interest of 1.55% over 3 month LIBOR on the senior secured notes and a floating rate dividend of 2.25% over 3 month LIBOR on the term preferred shares. Due to the short term nature of the floating rate payments on the senior secured notes and term preferred shares, face value approximates fair value at June 30, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2).

BSL may prepay the senior secured notes or term preferred shares in whole or in part at any time on or after the second anniversary of the issuance date at an optional prepayment price. The redemption price per share of the term preferred shares and secured notes, respectively, is at a premium to the issuance price. The redemption price is equal to (a) 102% of the issuance price from the second anniversary date of the issuance date to but excluding the third anniversary date of the issuance date, (b) 101% of the issuance price from the third anniversary date of the issuance date to but excluding the fourth anniversary date of the issuance date and (c) 100% of the issuance price on or after the fourth anniversary date of the issuance date, plus, in each case, an amount equal to accrued, accumulated and unpaid dividends thereon, to, but not including, the applicable redemption date.

According to the governing documents for the senior secured notes and term preferred shares, BSL must adhere to certain limitations and restrictions while the leverage is outstanding. These compliance tests are performed by BSL’s custodian, The Bank of New York Mellon. These tests are in addition to any requirements outlined in BSL’s registration statement and the 1940 Act. As of June 30, 2014, BSL was in compliance with all required limitations and restrictions related to its leverage.

The holders of the term preferred shares are entitled to one vote per share and will vote with holders of common stock as a single class, except that the term preferred shares will vote separately as a class on certain matters, as required by law or BSL’s Declaration of Trust. The holders of term preferred shares, voting as a separate class, are entitled at all times to elect two Trustees of BSL.

BGB entered into a Credit Agreement dated December 21, 2012, as amended at December 20, 2013 (as amended or restated from time to time, the “Agreement”), with a bank to borrow up to a limit of $425 million pursuant to a 364 day revolving line of credit (“Leverage Facility”). Borrowings under the Agreement are secured by the assets of BGB. Interest is charged at a rate of 0.825% above LIBOR, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as BGB may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, BGB must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.15% on the undrawn amounts when drawn amounts exceed 50% of the borrowing limit and 0.25% on the undrawn amounts at any other time. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364-day period with the consent of the lending bank. At June 30, 2014, BGB had borrowings outstanding under the Leverage Facility of $407.5 million at an interest rate of 0.98%. Due to the short term nature of the Agreement, face value approximates fair value at June 30, 2014. This fair value is based on Level 2 inputs under the three-tier fair valuation hierarchy (see Note 2). For the six months ended June 30, 2014, the average borrowings under the Leverage Facility and the average interest rate were $401,250,000 and 1.00%, respectively.

Semi-Annual Report | June 30, 2014	53

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

Under the Agreement, BGB has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agrees to maintain asset coverage of three times over borrowings. Compliance with the investment restrictions and calculations are performed by BGB’s custodian, The Bank of New York Mellon. As of June 30, 2014, BGB was in compliance with all required investment limitations and asset coverage requirements related to its leverage.

The use of borrowings to leverage the common shares can create risks. Changes in the value of BSL’s and BGB’s portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares. All costs and expenses related to any form of leverage used by BSL and BGB are borne entirely by common shareholders. If there is a net decrease or increase in the value of BSL’s or BGB’s investment portfolio, the leverage may decrease or increase, as the case may be, the net asset value per common share to a greater extent than if BSL or BGB did not utilize leverage. During periods when BSL or BGB is using leverage, the fees paid to the Adviser for advisory services and to ALPS for administrative services are higher than if BSL or BGB did not use leverage because the fees paid are calculated on the basis of BSL’s or BGB’s Managed Assets, which include the assets purchased through leverage. As of June 30, 2014, BSL’s and BGB’s leverage represented 33.21% and 32.24% of such Fund’s Managed Assets, respectively.

BGX currently employs leverage through securities lending arrangements (see Note 9 – Securities Lending), swap arrangements (see Note 7 – Total Return Swaps), and short selling. All costs and expenses related to any form of leverage used by BGX are borne entirely by holders of common shares. BGX’s leverage consists of (i) the amount of securities lending cash collateral held less proforma cash (which includes the net difference between receivables and payables for investments sold/purchased), (ii) the fair market value of the reference securities of total return swaps less cash pledged and (iii) the fair market value of securities sold short less any segregated cash or offsetting securities. BGX’s use of these forms of effective leverage will not exceed 30% of its net assets. As of June 30, 2014, BGX’s effective leverage represented 12.19% of net assets. BGX’s total leverage and short sale exposure, through securities lending, total return and credit default swap arrangements, other derivative transactions or short selling (including the market value of securities BGX is obligated to repay through short sales even in transactions that do not result in leverage), will not exceed 67% of BGX’s net assets.

Leverage creates risk for the common shareholders, including the likelihood of greater volatility of NAV and market price of the common shares, and may affect the return to the common shareholders or result in fluctuations in the dividends paid on the common shares. To the extent total returns exceeds the cost of leverage, the Funds’ returns will be greater than if leverage had not been used. Conversely, if the total return derived from the use of leverage is less than the cost of leverage, the Funds’ returns will be less than if leverage had not been used, and therefore the amounts available for distribution to common shareholders as dividends and other distributions will be reduced. In the latter case, the Adviser in its best judgment nevertheless may determine to maintain the Funds’ leveraged positions if it expects that the benefits to the Funds’ common shareholders of maintaining the leveraged positions will outweigh the current reduced returns.

NOTE 11. TAX BASIS DISTRIBUTIONS

The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year end: accordingly, tax basis balances have not been determined as of June 30, 2014.

Ordinary income (inclusive of short-term capital gains) and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding term preferred shares. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding term preferred shares, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding term preferred shares exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

As determined on December 31, 2013, certain permanent differences between financial and tax accounting were reclassified. These differences were primarily due to the differing tax treatment of certain investments. The amounts reclassified did not affect net assets. The reclassifications were as follows:

Fund	Increase Paid-in capital	Increase/(Decrease) Accumulated net investment income/(loss)	Increase/(Decrease) Accumulated net realized gain/(loss) on investments
Blackstone / GSO Senior Floating Rate Term Fund	$305,766	$(762,352)	$456,586
Blackstone / GSO Long-Short Credit Income Fund	$253,930	$(126,736)	$(127,194)
Blackstone / GSO Strategic Credit Fund	$5,146	$128,411	$(133,557)

54	www.blackstone-gso.com

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

The tax character of distributions paid by the Funds during the fiscal year ended December 31, 2013 was as follows:

2013	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Distributions Paid From:
Ordinary Income	$19,405,572	$16,461,268	$60,018,885
Long-Term Capital Gain	223,817	635,108	181,309
Return of Capital	–	–	2,486,188

Total	$19,629,389	$17,096,376	$62,686,382

At December 31, 2013, the Funds did not have available for federal tax purposes unused capital loss carryforwards.

Capital loss carryovers used by BGX during the year ended December 31, 2013 were $51,405.

At December 31, 2013, the components of distributable earnings on a tax basis for the Funds were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Undistributed ordinary income	$436,695	$523,185	$–
Accumulated capital gains/losses	594,237	183,372	–
Unrealized appreciation	1,871,430	2,739,688	9,209,916
Other Cumulative effect of timing differences	55,097	(16,462)	–

Total	$2,957,459	$3,429,783	$9,209,916

The amount of net unrealized appreciation (depreciation) and the cost of investment securities for tax purposes, including short-term securities at June 30, 2014, were as follows:

	Blackstone / GSO Senior Floating Rate Term Fund	Blackstone / GSO Long-Short Credit Income Fund	Blackstone / GSO Strategic Credit Fund
Cost of investments for income tax purposes	$418,640,980	$267,192,887	$1,225,337,704

Gross appreciation (excess of value over tax cost)	$5,030,893	$5,580,500	$20,383,962
Gross depreciation (excess of tax cost over value)	(1,210,684)	(756,963)	(5,086,224)

Net unrealized appreciation	$3,820,209	$4,823,537	$15,297,738

NOTE 12. OFFSETTING AGREEMENTS

The Funds may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of June 30, 2014.

				Gross Amounts Not Offset in
				The Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset In The Statements of Assets And Liabilities	Net Amounts Presented In The Statements of Assets And Liabilities	Financial Instruments	Cash Collateral Received*	Net Amount Receivable
Blackstone / GSO Long-Short Credit Income Fund Assets
Securities Loaned, at Value	$31,994,949	$–	$31,994,949	$–	$(31,994,949)	$–

Total	$31,994,949	$–	$31,994,949	$–	$(31,994,949)	$–

*	These amounts do not include the excess collateral received/pledged.

Semi-Annual Report | June 30, 2014	55

Blackstone / GSO Funds	Notes to Financial Statements
June 30, 2014 (Unaudited)

NOTE 13. SUBSEQUENT EVENTS

Shareholder Distributions for BSL: On July 31, 2014 and August 29, 2014, BSL paid regularly scheduled distributions in the amount of $0.10 per share to shareholders of record as of July 24, 2014 and August 22, 2014, respectively.

Shareholder Distributions for BGX: On July 31, 2014 and August 29, 2014, BGX paid regularly scheduled distributions in the amount of $0.098 per share to shareholders of record as of July 24, 2014 and August 22, 2014, respectively.

Shareholder Distributions for BGB: On July 31, 2014 and August 29, 2014, BGB paid regularly scheduled distributions in the amount of $0.105 per share to shareholders of record as of July 24, 2014 and August 22, 2014, respectively.

BGX Change in Custodian: On July 29, 2014, BGX’s custodian changed to the Bank of New York Mellon.

BGX Leverage: On July 29, 2014 BGX entered into a credit agreement with a bank to borrow up to $73 million pursuant to a 364 day revolving line of credit. Borrowings under the Agreement are secured by the assets of BGX. Interest is charged at a rate of 0.70% above LIBOR, the period commencing on the date of the making of such LIBOR Loan (or the last date upon which any other Loan was converted to, or continued as, such LIBOR Loan) and ending on the numerically corresponding day in the calendar month that is one (1) week or one (1), two (2), three (3), six (6) or nine (9) months thereafter, as BGX may elect, or such other period as the lender may agree in its sole and absolute discretion. Under the terms of the Agreement, BGX must pay a commitment fee on any undrawn amounts. The commitment fee payable is 0.20% on the undrawn amounts. Interest and fees are payable quarterly. The Fund may elect to extend the Agreement for a further 364-day period with the consent of the lending bank. The Fund may elect to extend the Agreement for a further period of 180 days without the consent of the lending bank.

56	www.blackstone-gso.com

Blackstone / GSO Funds	Summary of Dividend Reinvestment Plan
June 30, 2014 (Unaudited)

Pursuant to the Funds’ Dividend Reinvestment Plan (the “DRIP”), shareholders whose shares are registered in their own name may ‘‘opt-in’’ to the plan and elect to reinvest all or a portion of their distributions in common shares by providing the required enrollment notice to Computershare, the DRIP administrator. Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the DRIP. Shareholders whose shares are held in the name of a broker or other nominee should contact the broker or nominee for details. A shareholder may terminate participation in the DRIP at any time by notifying the DRIP administrator before the record date of the next distribution through the Internet, by telephone or in writing. All distributions to shareholders who do not participate in the DRIP, or have elected to terminate their participation in the DRIP, will be paid by check mailed directly to the record holder by or under the direction of the DRIP administrator when the Funds’ Board of Trustees declares a distribution.

When the Funds declare a distribution, shareholders who are participants in the applicable DRIP receive the equivalent of the amount of the distribution in common shares. If you participate in the DRIP, the number of common shares of the Funds that you will receive will be determined as follows:

(1) If the market price of the common shares plus any brokerage commissions on the payable date (or, if the payable date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the ‘‘determination date’’) is equal to or exceeds 98% of the net asset value per common share, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or

(b) 95% of the market price per common share on the determination date.

(2) If 98% of the net asset value per common share exceeds the market price of the common shares plus any brokerage commissions on the determination date, the DRIP administrator will receive the distribution in cash and will buy common shares in the open market, on the New York Stock Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price plus any brokerage commissions rises so that it equals or exceeds 98% of the net asset value per common share at the close of trading on the New York Stock Exchange on the determination date before the DRIP administrator has completed the open market purchases or (ii) the DRIP administrator is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP administrator will cease purchasing common shares in the open market and the Fund will issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the New York Stock Exchange on the determination date or (b) 95% of the then current market price per share.

The DRIP administrator maintains all shareholder accounts in the dividend reinvestment plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common shares in the account of each DRIP participant are held by the DRIP administrator in non-certificated form in the name of the participant, and each shareholder’s proxy includes shares purchased pursuant to the DRIP.

There is no charge to participants for reinvesting regular distributions and capital gains distributions. The fees of the DRIP administrator for handling the reinvestment of regular distributions and capital gains distributions are included in the fee to be paid by us to our transfer agent. There are no brokerage charges with respect to shares issued directly by us as a result of regular distributions or capital gains distributions payable either in shares or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to the DRIP administrator’s open market purchases in connection with the reinvestment of such distributions. Shareholders that opt-in to the DRIP will add to their investment through dollar cost averaging. Because all dividends and distributions paid to such shareholder will be automatically reinvested in additional common shares, the average cost of such shareholder’s common shares will decrease over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

The automatic reinvestment of such dividends or distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

You may obtain additional information by contacting the DRIP administrator at the following address: Computershare, Attn: Sales Dept., P.O. Box 358035, Pittsburgh, PA 15252.

Semi-Annual Report | June 30, 2014	57

Blackstone / GSO Funds	Additional Information
June 30, 2014 (Unaudited)

Portfolio Information. The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will be available (1) on the Funds’ website located at http://www.blackstone-gso.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (the “PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Funds are available (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blackstone-gso.com, and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-876-1121, or (2) on the Funds’ website located at http://www.blacksone-gso.com, and (3) on the SEC’s website at http://www.sec.gov.

Senior Officer Code of Ethics. The Funds file a copy of their code of ethics that applies to the Funds’ principal executive officer, principal financial officer or controller, or persons performing similar functions, with the SEC as an exhibit to each annual report on Form N-CSR. This will be available on the SEC’s website at http://www.sec.gov.

Privacy Procedures. Privacy is very important to the Funds. To ensure our shareholders’ privacy the Funds have developed policies that are designed to protect confidentiality while allowing their shareholders’ needs to be served. In the course of providing their shareholders with products and services, the Funds may obtain non-public personal information, such as address, social security number, assets and/or income information: (i) in the subscription document and related support documents; (ii) in correspondence and conversations with the Funds or their representatives; and (iii) through transactions in and relating to the investment with the Funds.

The Funds do not disclose any of this personal information about shareholders to anyone other than to their affiliates, except as required for everyday purposes or as permitted by law, such as to their attorneys, auditors, brokers, bankers, regulators, administrators and certain service providers, in each such case, only as necessary to facilitate the acceptance of the shareholder’s investment or the management of the Funds. The Funds will also release information about a shareholder if such shareholder directs the Funds to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

The Funds seek to carefully safeguard private information and, to that end, restrict access to non-public personal information about the shareholders to those employees and other persons who need to know the information to enable the Funds to provide services to the shareholders. The Funds maintain physical, electronic and procedural safeguards to protect each shareholder’s non-public personal information.

Tax Information. Of the ordinary income (including short-term capital gains) distributions made by BSL during the fiscal period ended December 31, 2013, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2013 was $223,817. For the fiscal period ended December 31, 2013, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGX during the fiscal period ended December 31, 2013, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2013 was $635,108. For the fiscal period ended December 31, 2013, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

Of the ordinary income (including short-term capital gain) distributions made by BGB during the fiscal period ended December 31, 2013, 0% qualifies for the dividend received deduction available to stockholders. The amount of long-term capital gains paid for the fiscal period ended December 31, 2013 was $181,309. For the fiscal period ended December 31, 2013, 0% of the taxable investment income qualifies for the 15% dividend tax rate.

58	www.blackstone-gso.com

Blackstone / GSO Funds	Additional Information
June 30, 2014 (Unaudited)

BSL Meeting of Shareholders – Voting Results

On April 23, 2014, BSL held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of one (1) Trustee of BSL, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Edward H. D’ Alelio as Class III Trustee of BSL, term to expire at 2017 Annual Meeting (both common and preferred shareholders vote)

	Number of Shares	% of Shares Voted
Affirmative	58,853,866	99.66%
Withheld	199,103	0.34%
TOTAL	59,052,969	100.00%

BGX Meeting of Shareholders – Voting Results

On April 23, 2014, BGX held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of one (1) Trustee of BGX, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Edward H. D’ Alelio as Class II Trustee of BGX, term to expire at 2017 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	9,394,116	98.46%
Withheld	146,554	1.54%
TOTAL	9,540,670	100.00%

BGB Meeting of Shareholders – Voting Results

On April 23, 2014, BGB held its Annual Meeting of Shareholders to consider the proposal set forth below. The following votes were recorded:

Proposal 1: The election of one (1) Trustee of BGB, to hold office for the term indicated and until his successor shall have been elected and qualified.

Election of Edward H. D’ Alelio as Class I Trustee of BGB, term to expire at 2017 Annual Meeting

	Number of Shares	% of Shares Voted
Affirmative	36,967,970	99.04%
Withheld	357,705	0.96%
TOTAL	37,325,675	100.00%

Semi-Annual Report | June 30, 2014	59

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2014 (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (collectively, the “Board”) of each of Blackstone / GSO Senior Floating Rate Term Fund (“BSL”), Blackstone / GSO Long-Short Credit Income Fund (“BGX”), and Blackstone / GSO Strategic Credit Fund (“BGB,” and together with BSL and BGX, the “Funds” and each a “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Trustees”) voting separately, approve on an annual basis the continuation of the Fund’s investment advisory agreement (each an “Agreement” and, collectively, the “Agreements”) with the Fund’s investment adviser, GSO / Blackstone Debt Funds Management LLC (the “Adviser”). At a joint meeting (the “Contract Renewal Meeting”) held in person on May 22, 2014, the Board of each Fund, including the Independent Trustees, considered and approved the continuation of each Agreement for an additional one-year term. To assist in its consideration of the renewal of each of the Agreements, the Board requested, received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Adviser, as well as the advisory arrangements for the Funds, certain portions of which are discussed below. The presentation made by the Adviser to the Board at the Contract Renewal Meeting in connection with its evaluation of the Agreements encompassed all of the Funds. In addition to the Contract Renewal Information, the Board received performance and other information since each Fund’s inception related to the services rendered by the Adviser to such Fund. The Board’s evaluation took into account the information received since each Fund’s inception and also reflected the knowledge and familiarity gained as members of the Board with respect to the investment advisory and other services provided to each Fund by the Adviser under the Fund’s Agreement.

Board Approval of the Continuation of the Agreements

In its deliberations regarding renewal of each Agreement, the Board, including the Independent Trustees, considered various factors, including those set forth below.

Nature, Extent and Quality of the Services Provided to each Fund under its Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Funds by the Adviser under the Agreements. The Board also reviewed Contract Renewal Information regarding the Funds’ compliance policies and procedures established pursuant to the 1940 Act and considered each Fund’s compliance record since its inception.

The Board reviewed the qualifications, backgrounds and responsibilities of the Funds’ senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of each Fund. The Board also considered, based on its knowledge of the Adviser and its affiliates, the Contract Renewal Information and the Board’s discussions with the Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Adviser and its affiliates and the financial resources of the corporate parent of the Adviser, The Blackstone Group L.P., available to support its activities in respect of the Funds.

The Board considered the responsibilities of the Adviser under each Fund’s Agreement, including the Adviser’s coordination and oversight of the services provided to the Fund by other unaffiliated parties.

In reaching its determinations regarding continuation of each Fund’s Agreement, the Board took into account that such Fund’s shareholders, in pursuing their investment goals and objectives, likely considered the reputation and the investment style, philosophy and strategy of the Adviser, as well as the resources available to the Adviser, in purchasing their shares.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for each Fund, as well as for a group of funds identified by Lipper, Inc. (“Lipper”), an independent provider of investment company data, with input from the Adviser, as comparable to the Fund in their objectives and strategies regardless of asset size (the “Performance Peer Universe”), prepared by Lipper. The Performance Peer Universe consisted of all leveraged closed-end loan participation funds, as classified by Lipper, regardless of asset size. In the case of BSL, the Performance Peer Universe for the 1-year period ended March 31, 2014 consisted of 31 funds (including BSL, BGX, and BGB) and of 29 funds (including BSL and BGX) for the 3-year period ended such date. In the case of both BGX and BGB, the Performance Peer Universe consisted of 33 funds (including BSL, BGX, and BGB) for the 1-year period ended March 31, 2014 and, in the case of BGX only, 29 funds for the 3-year period ended such date. BGB commenced operations in 2012. The Board noted that it had received and discussed with the Adviser information at periodic intervals since each Fund’s inception comparing such Fund’s performance against its benchmarks and its peer funds.

BSL

The Lipper Performance Information comparing BSL’s performance to that of the Performance Peer Universe based on net asset value per share showed, among other things, that BSL’s performance for the 1- and 3-year periods ended March 31, 2014 was in the fifth quintile of its Performance Peer Universe. In these rankings, the first quintile represents the funds with the best performance in the Performance Peer Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Peer Universe. The Board also considered BSL’s performance relative to its benchmark and in absolute terms and noted that BSL outperformed its benchmark for the 1- and 3-year periods and the period since inception. Moreover, the Adviser noted that on a gross return basis for the 1- and 3-year periods ended March 31, 2014, BSL ranked 22 out of 31 and 11 out of 29 funds, respectively, or in line with the median returns of the Performance Peer Universe. The Adviser also noted that BSL also demonstrated lower return volatility than its Performance Peer Universe for the 3-year period ended March 31, 2014.

60	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2014 (Unaudited)

BGX

The Lipper Performance Information comparing BGX’s performance to that of the Performance Peer Universe based on net asset value per share showed, among other things, that BGX’s performance for the 1- and 3-year periods ended March 31, 2014 was in the third quintile of its Performance Peer Universe. The Board also considered BGX’s performance relative to its benchmark and in absolute terms and noted that BGX outperformed its benchmark for the 1- and 3-year periods and the period since inception. Moreover, the Adviser noted that on a gross return basis for the 1- and 3-year periods ended March 31, 2014, BGX ranked 24 out of 33 and 17 out of 29 funds, respectively, or below the median returns of the Performance Peer Universe. The Adviser also noted that BGX demonstrated average return volatility among its Performance Peer Universe for the 3-year period ended March 31, 2014.

BGB

The Lipper Performance Information comparing BGB’s performance to that of the Performance Peer Universe based on net asset value per share showed, among other things, that BGB’s performance for the 1-year period ended March 31, 2014 was in the fourth quintile of its Performance Peer Universe. The Board also considered BGB’s performance relative to its benchmark and in absolute terms and noted that BGB outperformed its benchmark for the 1-year period and the period since inception. Moreover, the Adviser noted that on a gross return basis for the 1-year period ended March 31, 2014, BGB ranked 19 out of 33 funds, or below the median returns of the Performance Peer Universe. The Adviser also noted that BGB’s returns exhibited greater volatility than its peers with similar returns and lower returns and volatility than its peers with higher returns for the 1-year period ended March 31, 2014.

In assessing Fund performance, the Board also considered the Adviser’s efforts to maintain each Fund’s level of distributions to shareholders at a competitive level in light of the prevailing low interest rate environment and credit market conditions. The Board noted, however, that there could be no assurance that each Fund’s past levels of distribution will continue in light of the prevailing low interest rate environment. The Board also noted the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios as well as the Adviser’s arranging and management of the Funds’ leverage. Based on its review, the Board concluded that, under the circumstances, each Fund’s performance supported continuation of its Agreement for an additional period of one year.

Management Fees and Expenses

The Board reviewed and considered the investment advisory fee (the “Advisory Fee”) payable under each Fund’s Agreement by each Fund to the Adviser in light of the nature, extent and overall quality of the investment advisory and other services provided by the Adviser to the Fund.

Additionally, the Board received and considered information and analyses (the “Lipper Expense Information”) prepared by Lipper, comparing, among other things, the Advisory Fee for each Fund and each Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper, with the input of the Adviser. The comparison was based upon the constituent funds’ latest fiscal years.

BSL

The Expense Group for BSL consisted of nine leveraged loan closed-end funds, as classified by Lipper, including BSL. The Expense Group funds had net common share assets ranging from $259.9 million to $900.8 million. Seven of the other funds in the Expense Group were larger than BSL and one was smaller. The Lipper Expense Information, comparing BSL’s actual total expenses to the Expense Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., including the administrator’s fee and giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Expense Group funds), whether compared on the basis of common share assets only or on the basis of common share and leveraged assets, was ranked ninth (i.e., highest) among the nine funds in the Expense Group and was higher than the Expense Group median for that expense component. The Fund’s actual total expenses whether compared on the basis of common share assets or on the basis of common share and leveraged assets were ranked eighth among the funds in the Expense Group and were higher than the Expense Group median.

BGX

The Expense Group for BGX consisted of BGX, three other loan participation funds, and two general bond funds, as classified by Lipper. The Expense Group funds had average net common share assets ranging from $130.1 million to $939.4 million. Three of the other funds in the Expense Group were larger than BGX and two were smaller. The Adviser noted that the Lipper Expense Information did not consider BGX’s leverage, consisting of total return swaps and securities lending, as a form of leverage and, therefore, the Lipper Expense Information did not compare BGX’s Advisory Fee or overall expenses with the Expense Group on the basis of common share and leveraged assets. The Lipper Expense Information, comparing BGX’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., including the administrator’s fee and giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Expense Group funds) compared on the basis of common share assets only was ranked fourth (i.e., third highest) among the six funds in BGX’s Expense Group and was at the Expense Group median for that expense component. BGX’s actual total expenses compared on the basis of common share assets only were ranked second lowest among the funds in the Expense Group and were lower than the Expense Group median.

Semi-Annual Report | June 30, 2014	61

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2014 (Unaudited)

BGB

The Expense Group for BGB consisted of BGB, three other loan participation funds, and two general bond funds, as classified by Lipper. The Expense Group funds had average net common share assets ranging from $130.1 million to $939.4 million. One of the other funds in the Expense Group was larger than BGB and four were smaller. The Lipper Expense Information, comparing BGB’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s actual Advisory Fee (i.e., including the administrator’s fee and giving effect to any voluntary fee waivers implemented by the Adviser with respect to the Fund and by the managers of the other Expense Group funds) compared on the basis of common share assets only was ranked sixth (i.e., highest) among the six funds in the Expense Group and was higher than the Expense Group median for that expense component. The Lipper Expense Information also showed that BGB’s actual Advisory Fee was ranked fifth among the Expense Group funds when compared on the basis of common share and leveraged assets and was higher than the Expense Group median for that expense component. BGB’s actual total expenses compared on the basis of common share assets only were ranked fifth among the funds in the Expense Group and were higher than the Expense Group median, but were ranked third among the Expense Group funds when compared on the basis of common share and leveraged assets and were lower than the Expense Group median.

In addition, in its evaluation of the Advisory Fee and Lipper Expense Information for each Fund, the Board took into account the complexity of such Fund’s investment program and the comprehensive and rigorous credit review and other processes employed by the Adviser in managing the Funds’ investment portfolios. The Board further noted that the small number, varying sizes and, in the case of BGX and BGB, varying types of funds in the Funds’ Expense Groups made meaningful expense comparisons difficult. The Board also considered information provided by the Adviser showing that other Expense Group funds are parts of larger fund complexes than the Funds’ fund complex, which contributes to reduced cost opportunities for those funds owing to economies of scale. The Board further considered information provided by the Adviser showing BSL’s cost of leverage compared to the cost of leverage of other peer funds and noted that newer funds such as BSL tended to have higher costs of leverage than funds of earlier vintage, several of which used low-cost auction rate preferred share leverage, which under current market conditions would not be available to BSL.

The Board also considered Contract Renewal Information regarding fees (including sub-advisory fees) charged by the Adviser to other U.S. clients investing primarily in an asset class similar to that of the Funds, including, where applicable, institutional and separate accounts and exchange-traded funds. The Board was advised that the base fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Advisory Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Funds and to these other clients, noting that the Funds were subject to heightened regulatory requirements relative to institutional clients; that the Funds were provided with administrative services, office facilities and Fund officers (including each Fund’s chief executive, chief financial and chief compliance officers); and that the Adviser coordinates and oversees the provision of services to the Funds by other fund service providers. In addition, the Board was advised that several institutional clients pay performance fees, which the Funds do not pay. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Advisory Fee for each Fund was reasonable in light of the nature, extent and overall quality of the investment advisory and other services provided to such Fund under its Agreement.

Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Adviser and its affiliates in providing services to each Fund for the past year and since such Fund’s inception. In addition, the Board received Contract Renewal Information with respect to the Adviser’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability analysis, among other things, indicated that the profitability to the Adviser in providing investment advisory and other services to each Fund was at a level which was not considered excessive by the Board in light of the nature, extent and overall high quality of such services.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Adviser would realize economies of scale if either the Funds’ assets grow. The Board noted that because each Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of each Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Advisory Fee structure was appropriate under present circumstances.

Other Benefits to the Adviser

The Board considered other benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with each of the Funds and did not regard such benefits as excessive.

* * * *

62	www.blackstone-gso.com

Blackstone / GSO Funds	Approval of Investment Advisory Agreement
June 30, 2014 (Unaudited)

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of each Fund’s Agreement would be in the interests of the Fund and its shareholders and unanimously voted to continue the Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of each Agreement for the next year, and each Board member attributed different weights to the various factors. The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by counsel to the Funds discussing its responsibilities in connection with the proposed continuation of the Agreement as part of the Contract Renewal Information. Prior to voting, the Independent Trustees discussed the proposed continuation of each Agreement in light of their responsibilities in a private session with their independent legal counsel at which no representatives of the Adviser or Fund management were present.

Semi-Annual Report | June 30, 2014	63

Blackstone / GSO Funds	Trustees & Officers
June 30, 2014 (Unaudited)

The oversight of the business and affairs of the Funds is vested in the Board of Trustees. The Board of Trustees is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and qualified. At each annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors. The Funds’ executive officers were appointed by the Board of Trustees to hold office until removed or replaced by the Board of Trustees or until their respective successors are duly elected and qualified.

Below is a list of the Trustees and officers of the Funds and their present positions and principal occupations during the past five years. The business address of the Funds, the Trustees, the Funds’ officers, and the Adviser is 345 Park Avenue, 31st Floor, New York, NY 10154, unless specified otherwise below.

NON-INTERESTED TRUSTEES

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Edward H. D’Alelio Birth Year: 1952	Lead Independent Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2017 BGX: 2017 BGB: 2017	Mr. D’Alelio was formerly a Managing Director and CIO for Fixed Income at Putnam Investments, Boston where be retired in 2002. He currently is an Executive in Residence with the School of Management, Univ. of Mass Boston.	3	Blackstone Real Estate Income Funds

Michael Holland Birth Year: 1944	Trustee and member of Audit and Nominating and Governance Committees	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Holland is the Chairman of Holland & Company, a private investment firm he founded in 1995. He is also President and Founder of the Holland Balanced Fund.	3	The China Fund, Inc.; The Taiwan Fund, Inc.; State Street Master Funds; Reaves Utility Income Fund; Blackstone Real Estate Income Funds

Thomas W. Jasper Birth Year: 1948	Trustee, Chairman of Audit Committee and member of Nominating and Governance Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2015 BGX: 2015 BGB: 2015	Mr. Jasper is the Managing Partner of Manursing Partners LLC. He was Chief Executive Officer of Primus Guaranty, Ltd. from 2001-2010.	3	Blackstone Real Estate Income Funds

Gary S. Schpero Birth Year: 1953	Trustee, member of Audit Committee and Chairman of Nominating and Governance Committee	Trustee Since: BSL: May 2012 BGX: May 2012 BGB: May 2012 Term Expires: BSL: 2015 BGX: 2015 BGB: 2015	Retired. Prior to January 2000, Mr. Schpero was a partner at the law firm of Simpson Thacher & Bartlett LLP where he served as managing partner of the Investment Management and Investment Company Practice Group.	3	EQ Advisors Trust; 1290 Funds

64	www.blackstone-gso.com

Blackstone / GSO Funds	Trustees & Officers
June 30, 2014 (Unaudited)

INTERESTED TRUSTEE(2)

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee

Daniel H. Smith, Jr. Birth Year: 1963	Chairman of the Board, President, Chief Executive Officer, Trustee and member of Pricing Committee	Trustee Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term Expires: BSL: 2016 BGX: 2016 BGB: 2016	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.	3	None

OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Daniel H. Smith, Jr. Birth Year: 1963	Trustee, Chairman of the Board, President, Chief Executive Officer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Smith is a Senior Managing Director of GSO and is Head of GSO /Blackstone Debt Funds Management LLC. Mr. Smith joined GSO from the Royal Bank of Canada in July 2005 where he was a Managing Partner and Co-head of RBC Capital Market’s Alternative Investments Unit.

Eric Rosenberg Birth Year: 1968	Chief Financial Officer and Treasurer	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Rosenberg is a Managing Director and Chief Financial Officer of GSO. He joined GSO in 2008. Prior to that time he spent over 10 years in the prime brokerage business of Goldman, Sachs & Co.

Lee M. Shaiman Birth Year: 1956	Executive Vice President and Assistant Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Mr. Shaiman is a Managing Director of GSO and is the Senior Portfolio Manager of the Fund Complex. Mr. Shaiman joined GSO from Royal Bank of Canada in July 2005 where he was a Managing Partner and Head of Portfolio Management and Credit Research in the Debt Investments group.

Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: BSL: April 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Beeney is a Managing Director, Chief Legal Officer and Chief Compliance Officer of GSO. From March 2007 to December 2008, she served as Counsel and Director of GSO. Prior to that time she was with the finance group of DLA Piper since 2005.

Semi-Annual Report | June 30, 2014	65

Blackstone / GSO Funds	Trustees & Officers
June 30, 2014 (Unaudited)

OFFICERS (continued)
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Jane Lee Birth Year: 1972	Public Relations Officer	Officer Since: BSL: November 2010 BGX: November 2010 BGB: May 2012 Term of Office: Indefinite	Ms. Lee is a Managing Director of GSO. Ms. Lee joined GSO from Royal Bank of Canada in July 2005, where she was most recently a partner in the Debt Investments Group and was responsible for origination of new CLO transactions and investor relations.

(1)	The “Fund Complex” consists of the Funds, Blackstone / GSO Senior Floating Rate Term Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund.
(2)	“Interested person” of the Funds as defined in Section 2(a)(19) of the 1940 Act. Mr. Smith is an interested person due to his employment with the Adviser.

66	www.blackstone-gso.com

Intentionally Left Blank

Intentionally Left Blank

Blackstone / GSO

Trustees	Fund Officers

Daniel H. Smith, Jr.

Chairman of the Board of Trustees

Thomas W. Jasper

Michael Holland

Edward H. D’Alelio

Gary S. Schpero

Investment Manager

GSO / Blackstone Debt Funds

Management LLC

345 Park Avenue, 31st Floor

New York, New York 10154

Administrator

ALPS Fund Services, Inc.

1290 Broadway, 11th Floor

Denver, Colorado 80203

Custodian

The Bank of New York Mellon, N.A.

2 Hanson Place, 8th Floor

Brooklyn, New York 11217

Transfer Agent

Computershare

480 Washington Blvd.

Jersey City, New Jersey 07310

Daniel H. Smith, Jr.

President and Chief Executive Officer

Eric Rosenberg

Chief Financial Officer

Lee M. Shaiman

Executive Vice President

and Assistant Secretary

Marisa Beeney

Chief Compliance Officer,

Chief Legal Officer and Secretary

Jane Lee

Public Relations Officer

DRIP Administrator

Computershare

P.O. Box 358035

Pittsburgh, Pennsylvania 15252

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 17th Street, Ste 3600

Denver, Colorado 80202

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone / GSO Senior Floating Rate Income Fund, Blackstone / GSO Long-Short Credit Income Fund and Blackstone / GSO Strategic Credit Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

Information on the Funds is available at www.blackstone-gso.com.

1.877.876.1121 | WWW.BLACKSTONE–GSO.COM

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this Report.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Report.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this Report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date:	September 8, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer) Treasurer and Chief Financial Officer

Date:	September 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Blackstone / GSO Senior Floating Rate Term Fund

By:	/s/ Daniel H. Smith, Jr.
Daniel H. Smith, Jr. (Principal Executive Officer) Chairman, Chief Executive Officer and President

Date:	September 8, 2014

By:	/s/ Eric Rosenberg
Eric Rosenberg (Principal Financial Officer) Treasurer and Chief Financial Officer

Date:	September 8, 2014